                                                                   EXHIBIT 10.34


                            SHAREHOLDERS AGREEMENT

This Shareholders Agreement ("Agreement") is entered into as of December 31, 1998 by Liquid Audio, Inc., a California corporation with its principal place of business at 810 Winslow Street, Redwood City, California 94063, U.S.A. ("Liquid Audio"), SKM Limited, a joint-stock company (chusik-hoesa) organized and existing under the laws of the Republic of Korea ("Korea") with its principal place of business at HaeSung 1 Building, 5f, 942 Daechi 3-Dong, Kangnam-Gu, Seoul 135-283, Korea ("SKM"), and Liquid Audio Korea Co. Ltd., a joint-stock company (chusik-hoesa) organized and existing under the laws of Korea with its principal place of business at 3f, WonKyung Bldg. 788-16, Yoksam-Dong, Kangnam-Gu, Seoul, 135-080, Korea ("LAK"). The Parties agree as follows:

1.   DEFINITIONS
     -----------

     For the purpose of this Agreement, the following definitions shall apply:

     1.1 "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is in common control with, the Person specified. "Control," as used herein, for purposes of defining an "Affiliate," shall mean the ability to direct the management of a Person, whether by voting of shares, election of directors, by terms of a contract or otherwise.

     1.2 "Articles" means the Articles of Incorporation of LAK in the form attached in the English language as Exhibit A, and as hereafter amended. The Parties agree that among the Parties, the English language version of the Articles shall be controlling and that if any discrepancies should exist between the two versions, then the Parties shall take such steps to ensure that the Korean version of the Articles shall be amended to be in accord with the English version.

     1.3  "Board" means the board of directors of LAK.

     1.4 "Change in Control" with respect to a Party means (i) a merger of that Party with or into another Person, or a sale of all or substantially all of a Party's assets to another Person, if as a result of the merger or asset sale the holders of a majority of the Party's voting securities before the transaction hold less than a majority of the voting securities of the surviving entity (or its parent), or (ii) the acquisition by a Person or a group acting in concert of a majority of a Party's voting securities.

     1.5  "Code" means the Commercial Code of the Republic of Korea, as amended.

     1.6 "Consulting Agreement" means the Consulting Agreement to be entered into by LAK and Liquid Audio substantially in the form attached hereto as Exhibit B.

     1.7 "Guaranty" means the form of Guaranty to be executed by SKM substantially in the form attached hereto as Exhibit C.

     1.8 "Holder" means Liquid Audio or SKM or their permitted successors and assigns, as applicable. "Holders" means Liquid Audio and SKM and their permitted successors and assigns.

     1.9 "Party" means Liquid Audio, SKM or LAK, as applicable. "Parties" means Liquid Audio, SKM and LAK.

     1.10 "Person" means a natural individual, partnership, firm, company, corporation, and any other form of business association.

     1.11 "Pro Rata Share" of a Holder means the percentage interest that the Holder holds in LAK by virtue of those Shares owned by that Holder, after assuming conversion or exercise of any warrant, stock option and other equity securities of LAK.

     1.12 "Reseller Agreement" means the Reseller Agreement to be entered into by Liquid Audio and LAK substantially in the form attached hereto as Exhibit D.

     1.13 "Shares" means shares of Common Stock of LAK with a par value of [*] Won per share.

     1.14  "Won" means the Republic of Korea Won.

2.   SUBSCRIPTION FOR SHARES
     -----------------------

     2.1  Company Name. The name of LAK shall be "Liquid Audio Korea Co., Ltd."
          ------------
in English and "Liquid Audio Korea Chusik Hoesa" in Korean.

     2.2  Head Office. The head office of LAK shall be located in Seoul, Korea.
          -----------

     2.3  Articles of Incorporation. Prior to Liquid Audio's subscription for
          -------------------------
Shares as set forth in Section 2.5, SKM shall procure that the current Articles are amended so that they are substantially the same as Exhibit A. If any discrepancy is found between this Agreement and the Articles, the terms of this Agreement shall prevail and the Parties shall amend the Articles so as to be in accord with this Agreement.

     2.4  Authorized Capital. Prior to Liquid Audio's subscription for Shares as
          ------------------
set forth in Section 2.5, the authorized capital of LAK shall be increased to [*] Won consisting of one single class of [*] shares of common stock with a par value of [*] Won each.

     2.5  Share Subscription. On the fifth Korean banking day ("Closing Date")
          ------------------
after Liquid Audio's receipt of confirmation of its foreign investment report from a foreign exchange bank, designated by Liquid Audio, pursuant to the Foreign Investment Promotion Act, the Holders shall have subscribed for a total of [*] Shares in LAK as follows and the paid-in capital of the Company after such subscription shall be [*] Won:

     * Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

          (a) SKM and LAK represent and warrant that SKM is currently the sole shareholder in LAK with [*] Shares, at the aggregate value of [*] Won.

          (b) SKM shall subscribe in cash for [*] Shares, the aggregate issue price of which shall be [*] Won.

          (c) Liquid Audio shall subscribe in cash for [*] Shares, the aggregate issue price of which shall be [*] Won.

     2.6  Additional Investment/Loans. SKM shall be responsible for securing any
          ----------------------------
financing required by LAK beyond that provided for in Section 2.5 hereof. Such additional financing may be in the form of a third party or shareholder loan, bearing interest at commercially reasonable rates, or in the form of a capital investment which shall be in the form of a non-voting, non-participating preferred stock with a dividend rate equal to the then prevailing rate for comparable transactions. Notwithstanding the preceding sentence, any such financing shall require the approval described in Section 3.3(e) hereof.

     2.7  Preemptive Rights. Except for the Shares subscribed under Section 2.5,
          -----------------
and subject to the pertinent Korean laws, this Agreement and the Articles, each Holder shall have pre-emptive rights with respect to any new issuance of shares by LAK in the same ratio as their respective shareholding ratios immediately prior to such issuance. If any Holder is not permitted by law from exercising its pre-emptive right to subscribe to new issues of shares, then Holder shall have the right to transfer its pre-emptive right to a third legally qualified purchaser who will be able to acquire such Holder's proportion of the new shares issued by the Company. If any Holder does not wish to exercise its pre-emptive rights in whole or in part, such Holder shall notify the Board of such intention within seven (7) days from the day as of which the allocation of the new shares is to be made. In this case, such Holder shall transfer to the other Holder its pre-emptive right to such new shares.

     2.8  Additional Agreements. Contemporaneously with the execution hereof,
          ---------------------
SKM and Liquid Audio shall execute and deliver the Guaranty, and LAK and Liquid Audio shall execute and deliver the Reseller Agreement and Consulting Agreement.

     2.9  Covenants. LAK and SKM covenant that from the date of this Agreement
          ---------
until the Closing Date, (i) LAK shall remain as a dormant company and (ii) no shares or any other type of securities of LAK shall be issued (other than that provided under Section 2.5) nor any option or pre-emptive rights be granted to any party over any shares of LAK.

3.   MANAGEMENT OF LAK
     -----------------

     3.1  Board of Directors.
          ------------------

          (a) Director Positions. The Board shall have [*] authorized
              ------------------
members. SKM shall have the right to nominate [*] members to the Board, and Liquid Audio shall have the right to nominate [*] members to the Board. Each Holder shall have the right to request removal, whether with or without cause, of any director which such Holder is solely entitled to nominate, at

     * Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

any time effective upon notice to LAK, the director to be removed and to the other Holder, provided, however, that if such dismissal is without cause, the Holder proposing the dismissal shall indemnify and hold harmless LAK and the other Holder from any and all damages and other expenses that may arise from such action. Each Holder shall vote all of its Shares so as to elect the other Holder's nominees, remove directors for whom removal has been requested, and maintain the Board constituency described in this Section 3.1. Any vacancy on the Board shall be filled pursuant to the nomination procedure described in this
Section 3.1.

          (b) Compensation and Expenses. LAK shall reimburse reasonable travel
              -------------------------
costs of any director attending a Board meeting. No director of LAK shall be entitled to any additional compensation, unless such director is also serving in a management capacity with LAK.

     3.2  Quorum of the Board; Approval by Board. A quorum of the Board shall be
          --------------------------------------
deemed present at any duly noticed Board meeting if a majority of the directors are present, including at least one (1) director nominated by Liquid Audio and one (1) director nominated by SKM. A director may be present at a Board meeting physically or, to the extent subsequently permitted by applicable Korean law, by telephone or video conference. Any action or determination by the Board shall require the affirmative vote of a majority of the Board members present at the meeting. The meetings of the Board shall be held at least quarterly at times and places to be determined by the Board.

     3.3  Liquid Audio's Approval. So long as Liquid Audio is a shareholder of
          -----------------------
LAK, the following actions shall not be taken by LAK without prior approval of Liquid Audio. Such approval of Liquid Audio shall be considered given upon (a) a special Board resolution approved by three (3) members of the Board of Directors, or (b) a special shareholder resolution approved by [*] of the outstanding shares of LAK.

          (a) Making any basic change in the general nature or scope of business of LAK;

          (b) Amending the Articles of LAK, including, without limitation, any increase or decrease in the number of authorized shares of LAK, any change in the rights, preferences or privileges of the Shares and any increase or decrease in the authorized number of directors on the Board;

          (c) Removing the directors nominated by Liquid Audio;

          (d)  Dissolving or liquidating LAK;

          (e) Issuing any security of LAK, whether shares securities convertible into shares, other equity securities or debt securities (except that LAK may issue shares under Section 2.5 without further approval by Liquid Audio);

          (f) Merging or consolidating LAK with another Person, or selling, leasing, pledging, mortgaging, encumbering or otherwise disposing of all or substantially all of the assets of LAK, whether in one transaction or a series of transactions;

     * Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

          (g) Establishing a business relationship with any direct competitor of Liquid Audio;

          (h)  Investing in any other Person;

          (i) Entering into any agreement or transaction (except this Agreement, the Reseller Agreement and Consulting Agreement) with or for the benefit of any director or shareholder of LAK or an Affiliate (or any direct lineal descendent or ancestor, sibling, spouse, mother-in-law, father-in-law, son-in-law or daughter-in-law) of such director or shareholder;

          (j) Amending the business plan of LAK;

          (k) Appointment, employment and compensation decisions and scope of responsibility for officers of LAK, including salary and wages, cash advances and relocation expenses;

          (l) Capital expenditures for single items of 100,000,000 Won or more;

          (m) Entering into contracts that have a term in excess of one year or that require aggregate payments of 100,000,000 Won or more;

          (n) Disposition or transfer to a third party of at least 20% of LAK's assets;

          (o) Authorizing loans by LAK, except for payment terms for trade credits in the ordinary course of business;

          (p) Assuming or incurring any debt, loan, guaranty or liability with an aggregate value of 500,000,000 Won or more;

          (q) Change in the outside accountant to LAK;

          (r) Creating any lien on LAK's property, except liens incurred in the ordinary course of business;

          (s)  Approving LAK's annual budget;

          (t) Changing the strategic direction of LAK and approving LAK's long-range plans;

          (u) Approval of annual financial statements;

          (v) Opening or closing an account with a bank or financial house in Korea or overseas; and

          (w) Paying any dividend or making any other distribution;

          (x) Approving or amending the internal regulations of LAK relating to important procedures including, but not limited to, employee regulations, regulations relating to the issuance or transfer of shares and the issuance or loss of share certificates, Board regulations and regulations governing meetings of shareholders.

     3.4  Board and Shareholder Meetings. All Board and shareholder meetings
          ------------------------------
shall be conducted in the English language. The minutes of any such meeting will be prepared in both the Korean and English languages, and compared for accuracy by the interpreter. In the event of a conflict in terms, the minutes prepared in the English language shall control.

     3.5  Senior Officers.
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          (a) President and Chief Executive Officer of LAK. The Board shall
              --------------------------------------------
elect as the President and Chief Executive Officer of LAK the candidate selected by SKM. The President shall also be the sole representative director.

          (b) Chief Financial Officer of LAK. The Board shall elect as the Chief
              -------------------------------
Financial Officer of LAK the candidate selected by Liquid Audio. The Chief Financial Officer shall be responsible for oversight of the finance and accounting functions of LAK.

          (c) Other Officers; Management Structure. The other officers of LAK
              ------------------------------------
shall be selected by the Board.

     3.6  Statutory Auditors. Except as required by applicable law, LAK shall
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have two (2) statutory auditors. Liquid Audio shall nominate one (1) statutory auditor, and SKM shall nominate one (1) statutory auditor.

     3.7  Financial Statements. LAK's financial year shall be January 1 through
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December 31 of the following year. LAK's auditors shall be an independent accounting firm acceptable to SKM and Liquid Audio, who shall be responsible for preparing the annual financial statements of LAK in accordance with Korean generally accepted accounting principles consistently applied, and corresponding annual financial statements in the English language in compliance with U.S. generally accepted accounting principles. LAK shall deliver, and SKM shall cause LAK to deliver, to all Holders (i) such annual audited financial statements within three (3) months after the end of each financial year and (ii) promptly after delivery to any other Holder, other financial and operating reports of LAK prepared for one or more Holders.

     3.8  Right of Inspection. During reasonable office hours of LAK, the
          -------------------
Holders shall have full access to all properties, books of account, records and the like of LAK with the right to make copies at the offices of LAK. Any information obtained by the Holders through exercising this right shall (i) be used by such Holder only for purposes which are consistent with its status as an equity holder in LAK and not for the pursuit of business interests outside LAK (except to the extent such Holder shall otherwise have rights for access to such information or to the extent used to determine compliance with this Agreement) and (ii) be subject to the confidentiality provisions of Section 8.1.

     3.9  Employee Matters. Each employee of LAK, and any employee of another
          ----------------
entity working for LAK but not a regular employee of LAK, shall sign an agreement reasonably acceptable to SKM and Liquid Audio providing for confidentiality of information disclosed by LAK and for ownership by LAK of inventions or original works of authorship created by such individuals.

     3.10  Business Plan. The five-year business plan for LAK has been agreed
           -------------
between the Holders and attached as Exhibit E (the "Business Plan"). The Board
                                                    -------------
shall discuss and update the Business Plan at least once a year.

4.   REPRESENTATIONS
     ---------------

     4.1  Liquid Audio. Liquid Audio represents and warrants as follows to the
          ------------
other Holders as of the date of this Agreement:

          (a) Organization and Good Standing of Liquid Audio. Liquid Audio is a
              ----------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of California and has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder.

          (b) Authorization. All corporate action on the part of Liquid Audio
              -------------
and Liquid Audio's officers and directors necessary for the authorization, execution, delivery and performance of this Agreement has been taken. This Agreement constitutes a valid, legally binding and enforceable obligation of Liquid Audio, assuming due authorization and delivery hereof by SKM and LAK.

          (c) Government and Other Consents. Except for approvals contemplated
              -----------------------------
by this Agreement, no consent, authorization, license, permit, registration or approval of any governmental or public body or authority is required in connection with Liquid Audio's execution and delivery of this Agreement or with the performance by Liquid Audio of its obligations hereunder.

          (d) Effect of Agreement. Liquid Audio's execution and delivery of this
              -------------------
Agreement, performance of its obligations hereunder and its consummation of the transactions contemplated hereby will not, (i) to its knowledge, violate any provision of any law, statute, rule or regulation to which it is subject; (ii) violate any judgment, order, writ, injunction or decree of any court applicable to it; (iii) to its knowledge, have any effect on its compliance with any laws, statutes, rules, regulations, orders, decrees, licenses, permits or authorizations which would materially and adversely affect it; (iv) to its knowledge, result in the breach of, or be in conflict with, any term, covenant, condition or provision of, or affect the validity, enforceability and subsistence of any agreement, lease or other commitment to which it is a party and which would materially and adversely affect it; or (v) to its knowledge, result in the creation or imposition of any lien, pledge, mortgage, claim, charge, or encumbrance upon any of its assets.

          (e) Disclosure. No representation or warranty by Liquid Audio
              ----------
contained in this Agreement and no writing, certificate, exhibit, list or other instrument required to be furnished pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit any material fact necessary in order to make the statements and information contained therein not misleading.

     4.2  SKM. SKM represents and warrants to the other Holders as follows as of
          ---
the date of this Agreement.

          (a) Organization and Good Standing of SKM. SKM is a corporation duly
              -------------------------------------

organized, validly existing and in good standing under the laws of the Republic of Korea and has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder.

          (b) Authorization. All corporate action on the part of SKM and its
              -------------
officers and directors necessary for the authorization, execution, delivery an performance of this Agreement has been taken. This Agreement constitutes a valid, legally binding and enforceable obligation of SKM, assuming due authorization, execution and delivery hereof by Liquid Audio and LAK.

          (c) Government and Other Consents. Except for approvals contemplated
              -----------------------------
by this Agreement no consent, authorization, license, permit, registration or approval of governmental or public body or authority is required in connection with execution and delivery of this Agreement by SKM or with the performance by SKM of any of its respective obligations hereunder.

          (d) Effect of Agreement. SKM's execution and delivery of this
              -------------------
Agreement, performance of its obligations hereunder and its consummation of the transactions contemplated hereby will not, (i) to its knowledge, violate any provision of any law, statute, rule or regulation to which it is subject; (ii) violate any judgment, order, writ, injunction or decree of any court applicable to it; (iii) to its knowledge, have any effect on its compliance with any laws, statutes, rules, regulations, orders, decrees, licenses, permits or authorizations which would materially and adversely affect it; (iv) to its knowledge, result in the breach of, or be in conflict with, any term, covenant, condition or provision of, or affect the validity, enforceability and subsistence of any agreement, lease or other commitment to which it is a party and which would materially and adversely affect it; or (v) to its knowledge, result in the creation or imposition of any lien, pledge, mortgage, claim, charge, or encumbrance upon any of its assets.

          (e) Brokers, Finders. SKM has not retained any person to act on its
              ----------------
behalf, nor has any person contended that such person was so retained, to assist as its broker, finder or agent in connection with this transaction.

          (f) Disclosure. No representation or warranty by SKM contained in this
              ----------
Agreement and no writing, certificate, exhibit, list or other instrument required to be furnished pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit any material fact necessary in order to make the statements and information contained therein not misleading.

     4.3  LAK. LAK and SKM each represent and warrant to Liquid Audio as follows
          ---
as of the date of this Agreement:

          (a) Organization and Good Standing of LAK. LAK is a corporation duly
              -------------------------------------
organized, validly existing and in good standing under the laws of the Republic of Korea and has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder.

          (b) Authorization. All corporate action on the part of LAK and its
              -------------
officers and directors necessary for the authorization, execution, delivery and performance of this Agreement has been taken. This Agreement constitutes a valid, legally binding and enforceable obligation of LAK, assuming due authorization, execution and delivery hereof by the Holders.

          (c) Government and Other Consents. Except for approvals contemplated
              -----------------------------
by this Agreement, no consent, authorization, license, permit, registration or approval of governmental or public body or authority is required in connection with execution and delivery of this Agreement by LAK or with the performance by LAK of any of its respective obligations hereunder.

          (d) Effect of Agreement. LAK's execution and delivery of this
              -------------------
Agreement, performance of its obligations hereunder and its consummation of the transactions contemplated hereby will not, (i) to its knowledge, violate any provision of any law, statute, rule or regulation to which it is subject; (ii) violate any judgment, order, writ, injunction or decree of any court applicable to it; (iii) to its knowledge, have any effect on its compliance with any laws, statutes, rules, regulations, orders, decrees, licenses, permits or authorizations which would materially and adversely affect it; (iv) to its knowledge, result in the breach of, or be in conflict with, any term, covenant, condition or provision of, or affect the validity, enforceability and subsistence of any agreement, lease or other commitment to which it is a party and which would materially and adversely affect it; or (v) to its knowledge, result in the creation or imposition of any lien, pledge, mortgage, claim, charge, or encumbrance upon any of its assets.

          (e) Brokers, Finders. LAK has not retained any person to act on its
              ----------------
behalf, nor has any person contended that such person was so retained, to assist as its broker, finder or agent in connection with this transaction.

          (f) Shares. As of the date of this Agreement and immediately prior to
              ------
the share subscription set forth in Section 2.5, LAK will have authorized capital of [*] Won divided into [*] Shares, of which [*] Shares have been duly issued, fully paid and non-assessable, free of all liens, encumbrances and restrictions other than those specifically set forth in this Agreement. As of the Closing Date, the issuance of the Shares under Section 2.5 will have been duly authorized by LAK and, when delivered and paid for pursuant to this Agreement, will have been duly and validly issued, fully paid and non-assessable. As of the date of this Agreement and through the date of share subscription by Liquid Audio, there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from LAK, or obligations of LAK to issue (other than those set forth under Section 2.5), any capital stock.

          (g) No Operation of LAK or Outstanding Liabilities. Since its
              ----------------------------------------------
establishment, LAK has been a dormant company with no business activity, other than those disclosed to Liquid Audio in writing. As of the date of this Agreement and through the date of share subscription by Liquid Audio, except as previously disclosed to Liquid Audio in writing, LAK has no debts or

     * Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

liabilities of any kind (including without limitation contingent liabilities) nor has LAK given any type of Guaranty (including without limitation payment Guaranties) to any party nor has LAK created or permitted to be created any charge, lien, pledge, mortgage, or any other encumbrance on its assets nor is LAK involved in any litigation, arbitration or any quasi-judicial proceeding.

          (h) Disclosure. No representation or warranty by LAK contained in this
              ----------
Agreement and no writing, certificate, exhibit, list or other instrument required to be furnished pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit any material fact necessary in order to make the statements and information contained therein not misleading.

5.   TERM AND TERMINATION.
     --------------------

     5.1  Term and Termination. This Agreement shall continue in full force and
          --------------------
effect unless and until terminated as provided herein.

          (a)   Grounds for Termination. This Agreement shall be terminated:
                -----------------------

          (i)   by mutual written agreement of the Parties;

          (ii)  by a Holder in accordance with this Section 5;

          (iii) by Liquid Audio, at its election, effected immediately by written notice to SKM, upon (A) the permitted termination of the Reseller Agreement or the Consulting Agreement by Liquid Audio, (B) SKM's failure to pay, when due, the [*] payable to Liquid Audio pursuant to that certain Consulting Agreement dated September 30, 1998 between SKM and Liquid Audio, or (C) breach by SKM of its obligations under the Guaranty;

          (iv) by Liquid Audio in the event that any Affiliate of SKM shall engage in conduct which would, if done by SKM itself, constitute a breach of Section 7(a) hereof;

          (v) at such time as only one Holder remains subject to this Agreement; or

          (vi) otherwise by lawful exercise by a Holder of its rights under applicable laws.

          (vii) by any Party if performance by another party has been excused pursuant to Section 8.3 by a force majeure condition which has continued for at least ninety (90) days.

     5.2  Termination Upon Bankruptcy or Insolvency of a Holder.
          -----------------------------------------------------

          (a) Notice of Bankruptcy Event. If any of the following events occurs
              --------------------------
with respect to a Holder, such Holder shall immediately notify the other Holders and LAK of the occurrence of such event:

     * Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

           (i) Such Holder becomes insolvent or unable to pay any or all of its debts as they mature or ceases to pay any or all of its debts as they mature in the ordinary course of business.

          (ii) Any application or petition is submitted, by or for such Holder, for commencement of proceedings of bankruptcy, reorganization, composition or other similar proceedings under the applicable law.

          (b) Right to Terminate. If the event is not cured within sixty (60)
              ------------------
days following the event, the non-affected Holder shall have the right to terminate this Agreement by giving notice in writing to all other Holders and LAK.

          (c) Right to Purchase. After notice of termination described in
              -----------------
Section 5.3, the Holders shall make a reasonable effort to consult in good faith for sixty (60) days concerning the disposition of their respective interests in LAK and the future operations of LAK. If the Holders do not sign a written agreement regarding such matters during such sixty (60) days, then the Holder which gave notice of termination shall have the option to purchase the Shares of such bankrupt Holder pursuant to Section 5.6.

     5.3  Termination Upon Bankruptcy or Insolvency of LAK.
          ------------------------------------------------

          (a)     Right to Terminate. If any of the following events occurs with
                  ------------------
respect to LAK, any Holder shall have the right to terminate the Agreement by giving notice in writing to all other Holders:

                  (i) LAK becomes insolvent or unable to pay any or all of its debts as they mature or ceases to pay any or all of its debts as they mature in the ordinary course of business.

                 (ii) Any application or petition is submitted, by or for LAK, for commencement of proceedings of bankruptcy, reorganization, composition or other similar proceedings under the applicable law.

          (b)     Right to Dissolve. After notice of termination, the Holders
                  -----------------
shall consult in good faith for sixty (60) days concerning the disposition of their respective interests in LAK and the future operations of LAK. If the Holders do not sign a written agreement regarding such matters within such sixty
(60) days and if any application or petition is not submitted for the commencement of any proceedings described in Section 5.3(a)(ii), then each Holder shall have the option to cause dissolution of LAK under the Code by giving written notice of dissolution to the other Holders and LAK. Upon such notice, each Holder and LAK shall take all actions (including voting of Shares in favor for dissolution) required to dissolve and liquidate LAK in accordance with applicable laws and regulations.

     5.4  Termination Upon Material Breach.
          --------------------------------

          (a) Right to Terminate. If a Party commits a material breach of this
              ------------------
Agreement and such breach is not cured within sixty (60) days following notice thereof to the breaching Party by any of the other Parties, the Party sending such notice shall have the right to terminate this Agreement by giving notice thereof in writing to all other Parties.

          (b) Right to Purchase or Sell Shares. After notice of termination, the
              --------------------------------
Holders shall consult in good faith for sixty (60) days concerning the disposition of their respective interests in LAK and the future operations of LAK. If the Holders do not resolve such matters in writing within such sixty
(60) days, the non-breaching Holder shall have the option to purchase the Shares of such breaching Holder pursuant to Section 5.6 or to cause the breaching party to purchase all of the Shares then held by the non-breaching Holder pursuant to
Section 5.6.

          (c) Remedies Not Affected. The foregoing shall not limit the ability
              ---------------------
of any Party to seek such legal and equitable remedies (including damages) related to a material breach by a Party or the failure of a Party to perform any other duty or obligation.

     5.5  Change in Control.
          -----------------

          (a) Right to Terminate. If SKM undergoes a Change in Control, Liquid
              ------------------
Audio shall have the right to terminate this Agreement by giving notice thereof in writing to all other Holders.

          (b) Right to Purchase/Sell. After notice of termination pursuant to
              ----------------------
Section 5.5(a), the Holders shall consult in good faith for sixty (60) days concerning the disposition of their respective interests in LAK and the future operations of LAK. If the Holders do not resolve such matters in writing within such sixty (60) days, Liquid Audio shall have the option to purchase the Shares of SKM or to have SKM purchase all of the Shares then held by Liquid Audio, pursuant to Section 5.6.

     5.6  Purchase Procedures.
          -------------------

          (a) The purchase price for the Shares to be sold pursuant to this Section shall be the "Fair Market Value" of such Shares.

          (b) Fair Market Value per share under this Section 5 shall be determined as follows:

              (i) If the Shares are publicly traded on the Korea Stock Exchange or KOSDAQ, the Korean OTC market, the value shall be deemed to be the average of the closing prices of the Shares on such exchange or market, as the case may be, over the 30-day period ending three (3) business days prior to the closing of the purchase of the Shares.

             (ii) If there is no active public market for the Shares, the value shall be the fair market value thereof immediately following any act giving rise to the right to sell or purchase shares under this Section 5, such fair market value as determined by a good faith negotiation between the Selling Holder or Holders ("Seller") and the purchasing Holder or Holders ("Purchaser"). If such negotiation fails to determine the fair market value within forty-five (45) days after the date of the notice of termination, the fair market value shall be determined as follows:

                    (A) Seller (as a group if Seller is more than one Holder) and Purchaser (as a group if Purchaser is more than one Holder) shall each retain at its expense an investment bank expert in the industry. If Seller or Purchaser does not select an investment bank within fifteen (15) days after the end of the 45-day good faith negotiation period (the "Negotiation Period") referred to in subsection (ii) above, such Holder or Holders shall not be entitled to retain an investment bank and shall present whatever materials it has available by the deadline regarding the valuation of LAK.

                    (B) Subject to execution of customary confidentiality agreements by the investment banks, LAK shall provide or cause to be provided to each investment bank all material information, including any material changes in such information, reasonably necessary to value LAK or reasonably requested by the investment banks.

                    (C) During the 15-day period after both Seller and Purchaser have selected an investment bank, or the end of the Negotiation Period if Seller and/or Purchaser does not select an investment bank, Seller, Purchaser and their respective investment banks shall meet on at least two occasions to present their respective views on valuation and shall negotiate in good faith to reach a written agreement on the fair market value.

                    (D) If the fair market value has not been agreed to in writing by the end of the Negotiation Period, Seller and Purchaser shall each submit a final valuation proposal with a supporting analysis to the other Holder or Holders and to the "Arbitrator" within ten (10) days after the end of the Negotiation Period. The "Arbitrator" shall be a Person with expertise in valuing high technology companies, shall not have a material business relationship with any Party and shall be reasonably acceptable to both Seller and Purchaser, provided however that in the event that the Parties are unable to agree upon the Arbitrator within ten (10) days of the end of the Negotiation Period, then the Arbitrator shall be determined within an additional ten (10) days by agreement of the respective investment banks of the Parties, provided further that (x) if no such investment bank has been selected by a Party, or if such Party's investment bank does not recommend an Arbitrator, then the selection of the other Party shall prevail, and (y) if the investment banks are unable to agree on an Arbitrator, the valuation shall be determined in accordance with the dispute resolution provisions of Section 8.2 hereof.

                    (E) If Seller or Purchaser does not submit in a timely manner a final valuation proposal, then the valuation proposal of the other Holder or Holders shall be used to establish the fair market value. If the final proposals differ by less than 10%, then the average of the proposals shall be the fair market value. If the final proposals differ by 10% or more, then the Arbitrator shall choose one or the other proposal. The Arbitrator's determination shall be final and binding on both Seller and Purchase; provided, however, that the Arbitrator must select one of the final valuation proposals as submitted.

          (c) Each Holder purchasing Shares under this Section 5.6 shall pay in cash or other immediately available funds the aggregate purchase price for the Shares to be sold to such Holder upon receipt of the certificate or certificates for the Shares to be sold to such Holder.

          (d) When Holders have the right to purchase their pro rata share of another Holder's Shares pursuant to this Section 5 and not all of those Holders exercise their purchase right, the Holders exercising their purchase right shall also have the right to purchase the pro rata share of the Shares of the Holders not exercising their purchase right (the "Remaining Shares"). If more than one Holder elects to exercise its purchase right as to the Remaining Shares, each Holder who wishes to purchase the Remaining Shares shall be entitled to purchase that portion of the Remaining Shares as the total number of Shares then owned by such Holder bears to the total number of Shares then owned by all Holders who wish to purchase the Remaining Shares.

     5.7  Continuation of Business. During any period in which a Holder has the
          ------------------------
right to purchase or is purchasing the Shares of any other Holder, or in which Liquid Audio has the right to cause the other Holders to purchase its Shares, pursuant to this Section 5, until the closing of the purchase of the Shares thereunder:

          (a) LAK shall continue its business in the ordinary course. All of the Holders shall use their best efforts to maintain and preserve the business of LAK pending the consummation of such purchase.

          (b) The Holders shall negotiate in good faith an agreement providing that employees of such selling Holder working full time for LAK shall be made available full time to LAK for such period as is reasonably required for up to six (6) months following the closing of such purchase of Shares to effect an orderly transition to a new ownership by non-selling Holders, and each Holder shall use its best efforts to make all such employees available on this basis.

6.   PERMITTED TRANSFERS; RIGHT OF FIRST REFUSAL
     -------------------------------------------

     6.1  Restrictions. Each Holder agrees not to sell or transfer in any manner
          ------------
any of such Holder's Shares or any right or interest therein except as provided below in this Section:

          (a) No Holder may transfer or otherwise dispose of its Shares without the prior approval of the Board, which shall not be withheld as long as the requirements of this Section 6 have been satisfied.

          (b) For a period of three (3) years after the effective date of the incorporation of LAK, such Holder may transfer or otherwise dispose of its Shares only if a Holder or Holders of a majority of Shares owned by all of other Holders approve in advance in writing such transfer or disposition.

          (c) After three (3) years from the effective date of the incorporation of LAK,

              (i) A Holder which wishes to transfer its Shares shall first give written notice ("Notice") to all of the other Holders stating its bona fide intention to transfer, the name of the proposed transferee, the number of offered Shares and the price, terms and conditions of the proposed sale or transfer.

             (ii) Each other, non-offering Holder shall have the right to purchase that portion of the Shares offered as the total number of Shares then owned by such Holder bears to the total number of Shares then owned by all of the non-offering Holders. Such right shall be exercisable by written notice to the offering Holder not later than thirty (30) days after delivery of the Notice. The price and terms for the non-offering Holders shall be the price and terms stated in the Notice.

               (iii) If all of the non-offering Holders do not exercise their rights described in paragraph (ii) of Section 6.1(c), the offering Holder shall so notify in writing ("Second Notice") each Holder which exercised its right under paragraph (ii) of Section 6.1(c), and each such Holder shall have the right to purchase all of the remaining Shares offered, which right shall be exercisable by written notice to the offering Holder within ten (10) days after delivery of the Second Notice. If more than one Holder elects to purchase such remaining Shares, each Holder who wishes to purchase such remaining Shares shall be entitled to purchase that portion of such remaining Shares as the total number of Shares then owned by such Holder bears to the total number of Shares then owned by all Holders who wish to purchase such remaining Shares.

          (d) The Shares not purchased by the non-offering Holders pursuant to
Section 6.1(c) may, during ninety (90) days beginning on the expiration of the last applicable right of the non-offering Holders, be transferred to the transferee named in the Notice; provided that (i) such sale or transfer is not at a lower price or on terms more favorable to the transferee than those specified in the Notice; and (ii) prior to such transfer, such transferee agrees in writing to become bound by the terms and conditions of this Agreement upon transfer of such Shares.

          (e) Notwithstanding any term or condition of this Section 6, each Holder may transfer its Shares to an Affiliate of that Holder or in connection with a merger or sale of all or substantially all of the assets of the Holder provided that: (i) prior to such transfer, such Affiliate or transferee agrees in writing to become bound by the terms and conditions of this Agreement upon transfer of such Shares; (ii) the transferring Holder notifies all of the other Holders not less than thirty (30) days prior to any such transfer; and (iii) any such transfer shall not serve to excuse or terminate any of the obligations of the transferring Holder under this Agreement.

          (f) Each Holder which has the right to purchase the Shares under
Section 6.1(c) may designate and assign an Affiliate to exercise all or part of such Holder's rights under Section 6.1(c).

          (g) The restrictions and other provisions of this Section 6 shall apply to any Shares acquired by a Holder during the term of this Agreement.

          (h) Since damages arising from a breach of the obligations under this
Section 6.1 may be difficult to determine with precision, the Holders agree that any Holder found to have breached the terms of Section 6.1 shall pay to the non-breaching Holders as liquidated damages a sum equivalent to two times the gross compensation received by the breaching Holder in the transaction whereby the breach occurred, or two times the aggregate par value of the transferred shares, whichever is higher. The Parties have understood that such liquidated damages are fair and reasonable. Application of this liquidated damage provision shall not prevent a Party from enforcing its rights or augmenting its protection by such other remedies as may be available.

     6.2  Legend. The instruments representing the Shares shall bear a legend
          ------
stating that such Shares are (i) subject to restrictions on transfer and other provision of this Agreement and (ii) not transferable without the Board's written approval. Each Holder agrees to cause LAK's Board not to consent to any transfer or other disposition of any Shares made other than in accordance with this Agreement.

7.   NONCOMPETITION
     --------------

          (a) SKM agrees that as long as SKM is a shareholder of LAK, SKM will not engage, either directly or indirectly, as a principal or for its own account or solely or jointly with others, or as a stockholder in any corporation or joint stock association (including rights to participate in present or future profits pursuant to an option or other agreement), in any entity that sells, resells, or distributes any software product or service that competes with the sale of the Liquid Audio secure music distribution software carried by LAK, or in any entity that controls, licenses, distributes or sells pre-recorded music.

          (b) If any provision contained in this Section shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality of unenforceability shall not affect any other provisions of this Section, but this Section shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. It is the intention of the Parties that if any of the restrictions or covenants contained herein is held to cover a geographic area or to be for a length of time which is not permitted by applicable law, or in any way construed to be too broad or to any extent invalid, such provision shall not be construed to be null, void and of no effect, but to the extent such provision would be valid or enforceable under applicable law, a court of competent jurisdiction shall construe and interpret or reform this Section to provide for a covenant having the maximum enforceable geographic area, time period and other provisions (not greater than those contained herein) as shall be valid and enforceable under such applicable law.

          (c) SKM acknowledges that Liquid Audio would be irreparably harmed by any breach or threatened breach of this Section and that there would be no adequate remedy at law or in damages to compensate Liquid Audio for any such breach or threatened breach. In recognition of this fact, SKM agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, Liquid Audio, without posting any bond, shall be entitled to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available, and SKM consents to the entry thereof.

8.   GENERAL PROVISIONS
     ------------------

     8.1  Confidentiality.
          ---------------

          (a) Each Party acknowledges and agrees that certain information it receives from the other Parties constitutes the confidential and proprietary trade secrets of the disclosing Party (or of third parties pursuant to confidentiality agreements between such third parties and the disclosing Party), and that the receiving Party's protection thereof is essential to this Agreement and a condition of the receiving Party's use and possession thereof. Each Party shall retain in strict confidence any and all such confidential information (collectively "Confidential Information") and use such

Confidential Information only as expressly authorized herein. A Party will under no circumstances distribute or in any way disseminate Confidential Information to third parties without the prior written permission of the disclosing Party.

          (b) Notwithstanding the above, Confidential Information shall not include information which:

               (i) was generally known and available in the public domain at the time it was disclosed or becomes generally known and available in the public domain through no fault of the receiving Party;

              (ii) was known to the receiving Party at the time of disclosure as shown by the files of the receiving Party in existence at the time of disclosure;

             (iii) was independently developed by the receiving Party without any use of Confidential Information and by employees or other agents of the receiving Party who have not been exposed to such Confidential Information;

              (iv) becomes known to the receiving Party from a source other than the disclosing Party without breach of this Agreement by the receiving Party and otherwise not in violation of the disclosing Party's rights; or

               (v) is disclosed pursuant to the order or requirement of a court, administrative agency, or other governmental body; provided, that the receiving Party shall to the extent reasonably practicable, provide prompt, advanced notice thereof to enable the disclosing Party to seek a protective order or otherwise prevent such disclosure, and provided that the receiving Party's disclosure is limited to the extent expressly required by such court, administrative agency or other governmental body.

          (c) Each Party will enter into a confidentiality agreement with each employee or consultant who is given access to the Confidential Information of the other Parties which incorporates the protections and restrictions substantially as set forth herein.

          (d) Each Party agrees to notify the other Parties in the event of any breach of its security under conditions in which it would appear that Confidential Information was prejudiced or exposed to loss. Each Party shall, upon request of the disclosing Party, take all other reasonable steps necessary to recover any compromised Confidential Information disclosed to or placed in its possession by virtue of this Agreement. The cost of taking such steps shall be borne solely by the receiving Party.

          (e) Each Party acknowledges that any breach of any of its obligations under this Section 8.1 is likely to cause or threaten irreparable harm to the other Parties, and, accordingly, each Party agrees that in such event the disclosing Party shall be entitled to equitable relief to protect its interests, including but not limited to preliminary and permanent injunctive relief, as well as money damages.

          (f) Each Party agrees that such Holder shall return, or cause to be returned, to the disclosing Party Confidential Information disclosed by such disclosing Party promptly after such Holder ceases to be a shareholder of LAK.

     8.2  Arbitration; Forum.
          ------------------

          (a) Except as otherwise provided herein, all disputes, controversies or claims arising out of or relating to this Agreement, or the breach, termination or validity thereof, shall be resolved by one arbitrator under the Rules of Conciliation and Arbitration of the International Chamber of Commerce as then in effect ("Rules"). The arbitrator shall be chosen in accordance with the Rules. The place of arbitration shall be Tokyo, Japan. The language to be used in the arbitration proceedings shall be English. The arbitrator may be of any nationality. The arbitral award shall be rendered in writing, state the reasons for the award and shall be final and binding on the Parties. Judgment on any award may be entered by any court of competent jurisdiction or application may be made to such a court for judicial acceptance or recognition of the award and any appropriate order including enforcement. This arbitration agreement is intended by the parties to be self-executing. The arbitrator shall have sole jurisdiction to determine whether (i) a claim is subject to arbitration, (ii) the arbitration may proceed even if one of the Parties refuses to attend or participate and (iii) an award against that party may be ordered pursuant to default or otherwise by the panel. The Parties agree that they will arbitrate all claims agreed to be arbitrated herein regardless of the existence of any related dispute, action or special proceeding between any or all of the Parties hereto and/or any third party.

          (b) Notwithstanding the foregoing, each Party may apply to any court of competent jurisdiction for a temporary restraining order, preliminary injunction, or other interim or conservatory relief, as necessary, without breach of this Section, and without any abridgement of the powers of the arbitrator.

          (c) In case of arbitration, the arbitrator shall award reasonable attorneys' fees and expenses to any of the parties in such manner and to such extent as the arbitrators deem equitable. In case of a court proceeding arising out of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and expenses from the other party(ies).

     8.3  Force Majeure. If the performance of this Agreement or any obligations
          -------------
hereunder is prevented, restricted or interfered with by reason of fire or other casualty or accident, strikes or labor disputes, war or other violence, any law, order, proclamation, regulations, ordinance, demand or requirement of any government agency, or any other act or condition beyond the reasonable control of the Parties, the Party so affected upon giving prompt notice to the other Parties shall be excused from such performance during such prevention, restriction or interference.

     8.4  Governing Law. This Agreement shall be governed by the laws of the
          -------------
Republic of Korea.

     8.5  Publicity. Prior to issuing any reports, statements, press releases or
          ---------
other disclosures to third parties regarding this Agreement or the transactions contemplated herein, the Parties shall exchange copies of such documents and shall consult with each other regarding their content.

Except as otherwise required by law, neither Party shall any such disclosure without the prior approval of the other Party.

     8.6  Notices and Other Communications. Every notice by either Party shall
          --------------------------------
be in writing and delivered either by personal delivery, or by express mail or any similar overnight courier service, or by registered or certified mail, postage prepaid, or by facsimile or electronic mail, addressed to the Party for whom intended at its address set forth above, or at such other address as the intended recipient previously shall have designated by written notice to the other Party. All notices delivered in person shall be deemed to have been delivered to and received by the addressee and shall be effective on the date of personal delivery. All notices delivered by express mail or any other similar overnight courier shall be effective upon the earlier of (i) three days following the date sent, and (ii) the date received. All notices delivered by registered or certified mail, or by facsimile or electronic mail, shall be effective upon receipt.

     8.7  Counterparts. This Agreement may be executed in any number of English
          ------------
language counterparts or duplicate originals, and each such counterpart or duplicate original shall constitute an original instrument, but all such separate counterparts or duplicate originals shall constitute one and the same instrument.

     8.8  Written Agreement to Govern. This Agreement sets forth the entire
          ---------------------------
understanding and supersedes all prior and contemporaneous agreements and discussions among the Parties relating to the subject matter contained herein and therein, except for the $850,000 payment obligation of SKM arising pursuant to that certain Consulting Agreement dated September 30, 1998, between SKM and Liquid Audio and such agreements as are executed contemporaneously herewith by the Parties pursuant to the express provisions of this Agreement, and no Party shall be bound by any definition, condition, representation, warranty, covenant or provision other than as expressly stated in or contemplated herein or therein or as subsequently shall be set forth in writing and executed by a duly authorized representative of the Party to be bound thereby.

     8.9  No Waiver of Rights. All waivers hereunder must be made in writing,
          -------------------
and failure at any time to require another Party's performance of any obligation under this Agreement shall not affect the right subsequently to require performance of that obligation. No waiver of any breach of any provision of this Agreement shall be construed as a waiver of any continuing or succeeding breach of such provision or a waiver or modification of such provision.

     8.10  Severability. Whenever possible, each provision of this Agreement
           ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement should be prohibited or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement. In such event, the Parties agree to negotiate, in good faith, a valid, legal and enforceable substitute provision which most nearly effects the Parties' intent in entering into this Agreement.

     8.11  Subject Headings. The subject headings of the Sections of this
           ----------------
Agreement are included for the purposes of convenience only, and shall not affect the construction or interpretations of any of its provisions.

     8.12  Further Assurances. The Parties shall each perform such acts, execute
           ------------------
and deliver such instruments and documents, and do all such other things as may be reasonably necessary to accomplish the transactions contemplated in this Agreement.

     8.13  Expenses and Finder's Fees. The Parties shall each bear their own
           --------------------------
costs and expenses (including attorneys' fees) incurred in connection with the negotiation and preparation of this Agreement and the consummation of the transactions contemplated hereby. Each Party shall indemnify the other against any claim for brokerage or finder's fees arising out of the transactions contemplated herein by any Person claiming to have been engaged by the indemnifying Party based upon any action or communication, or any alleged action or communication, by the indemnifying Party or any of its officers or employees.

     8.14  Relationship Between Parties. Each Party will in all matters relating
           ----------------------------
to this Agreement be and act as an independent contractor. Neither Party will represent that it has any authority to assume or create any obligation, express or implied, on behalf of the other Party, or to represent the other Party as agent, employee, or in any other capacity.

     8.15  Language. This Agreement is in the English language only, which
           --------
language shall be controlling in all respects, and all versions hereof in any other language shall be for accommodation only and shall not be binding upon the Parties. All communications and notices to be made or given pursuant to this Agreement shall be in the English language.

     8.16  Assignment. This Agreement shall inure to benefit of, and shall be
           ----------
binding upon, the Parties and their respective successors and assigns. No Party may assign or delegate this Agreement or any of its rights or duties under this Agreement without the prior written consent of the other Parties except as expressly set forth herein or to a Person into which it has merged or which has otherwise succeeded to all or substantially all of the assets of the assignor, and which has assumed in writing or by operation of law the assignor's obligations under this Agreement.

     8.17  SURVIVAL. The Parties' respective obligations pursuant to Sections 7
           --------
          and 8 shall survive a termination for any reason.

LIQUID AUDIO, INC.                         SKM LIMITED

By: /s/ Robert Flynn                       By: Kyu Hwa Lee /s/ K H Lee
    ----------------

Title: VP Business Development             Title: Vice President
       -----------------------                    --------------

Dated: 12/31/98                            Dated: 12/31/98
       --------                                    --------

LIQUID AUDIO KOREA CO., LTD.

By: Kyu Hwa Lee  /s/ K H Lee
    -----------

Title: President
       ---------

Dated: 12/31/98
       --------

                                   EXHIBIT A

                           ARTICLES OF INCORPORATION

                              [ENGLISH LANGUAGE]

                           ARTICLES OF INCORPORATION

                                      OF

                         LIQUID AUDIO KOREA CO., LTD.


                        CHAPTER I.  GENERAL PROVISIONS

Article 1.  Corporate Name

     The name of the Company shall be "LIQUID AUDIO KOREA CHUSIK HOESA" in Korean and "LIQUID AUDIO KOREA CO., LTD." in English.

Article 2.  Business Objectives

     The business objectives of the Company shall be the following:

     (a) to license technology from Liquid Audio, Inc. relating to the marketing and sale of audio products;

     (b) to utilize such technology to host one or more internet based audio sales and marketing sites;

     (c) to resell Liquid Audio, Inc. software and certain related products for use by end-user sellers of music and other audio products;

     (d)    to resell Liquid Audio, Inc. products to consumer end-users;

     (e) to engage in any and all other conduct, activities or businesses which are related, directly or indirectly, to the attainment and continuation of the foregoing purposes.

Article 3.  Head Office, Branches, Etc.

3.1 The head office of the Company shall be located in Seoul, the Republic of Korea ("Korea").

3.2 Branches, other business offices or other agencies may be established, relocated or closed, as required by resolution of the Board of Directors.

Article 4.  Method Of Public Notices

     Public notices of the Company shall be given in MAEIL BUSINESS NEWSPAPER, a daily newspaper of general circulation published in Seoul, Korea.

                        CHAPTER II.  CAPITAL AND SHARES

Article 5.  Shares

5.1 The total number of shares that the Company is authorized to issue shall be Two Hundred Sixty Thousand (260,000) shares of Common Stock.

5.2 The total number of the shares to be issued by the Company at the time of incorporation shall be Sixty Thousand (60,000) shares of Common Stock.

5.3 Shares to be issued by the Company shall be one class of Common Stock, in registered form. The shares of Common Stock shall have a par value of Five Thousand (5,000) Won, with full voting rights.

Article 6.  Share Certificates

6.1 The share certificates of the Company shall be numbered, shall set forth the number and class of shares represented thereby and the holder's name, and shall be entered in the Register of Shareholders of the Company upon issuance.

6.2  The share certificates shall be issued in denominations of one (1), ten
     (10), fifty (50), one hundred (100), five hundred (500), one thousand
     (1000), and ten thousand (10,000) shares or such other denominations as the shareholders may reasonably request.

6.3  The share certificates shall bear the following words:

     "Transfer of the shares of stock represented by this certificate is subject to the Shareholders Agreement dated the 31st of December 1998, a copy of which is on file at the principal office of the Company."

Article 7.  Payment For Shares

     Unless otherwise decided by the Board of Directors of the Company, payment for subscribed shares shall be made in cash, payable to a bank or banks designated by the Company. Only those shares that have been fully paid for may be issued.

Article 8.  Register Of Shareholders

     A shareholder desiring an alteration of any entry in the Register of Shareholders due to the transfer of shares of otherwise, or the registration of a pledge shall submit an application therefor to the Company, in the form prescribed by the Company, together with its share certificates involved and supporting documents as requested by the Company.

Article 9.  Transfer Of Shares

9.1 Any transfer of shares in the Company to a non-shareholder must be approved by the Board of Directors.

9.2 The Company may appoint its transfer agent and entrust it with procedures of change of entry in the Register of Shareholders of the Company.

Article 10. Report of Addresses and Seals

10.1 Shareholders shall report to the Company their names, addresses, seals and any changes therein; provided, however, that foreigners who customarily use signatures may use signatures in place of seals.

10.2 Shareholders who reside in foreign countries may, in addition, inform the Company of their or their agents' provisional addresses in Korea to which notices may be dispatched.

10.3 An attorney for a shareholder shall submit to the Company a certificate of his power of attorney in advance before he acts on behalf of such shareholder.

Article 11. Record Date and Closing of Register of Shareholders

11.1 Subject to the restrictions provided in the applicable law, in order to determine persons who are entitled to exercise voting rights, pre-emptive rights to newly issued shares or other rights as shareholders or pledgees, the Company may suspend entry of alterations in the Register of Shareholders for a certain period, or the Company may deem any shareholder or pledgee whose name appears in the Register of Shareholders on a specified date to be the shareholder or pledgee who is entitled to exercise the rights enumerated above in connection with such shares.

11.2 In particular, the Company shall treat the shareholders appearing on the Register of Shareholders as of the 31st of each December as the shareholders for the payment of dividends and the Company shall suspend entry of alterations in the Register of Shareholders during the period from the next day following the last day of the previous fiscal year to the date on which the Ordinary General Meeting of Shareholders for such fiscal year is closed.

11.3 The Company shall give public notice of the period or date referred to in Paragraphs 11.1 and 11.2 at least two (2) weeks in advance of the commencement of such period or of the occurrence of such date.

Article 12. Reissuance of Share Certificates

12.1 A shareholder desiring reissuance of a share certificate for reason of partition or amalgamation of shares, or damage or soiling to a share certificate, shall submit an application therefor to the Company, in the form prescribed by the Company, together with the share certificate to be cancelled. When the damage or soiling is so extreme that the share certificate is not legible, however, it shall be regarded as lost and the following provision shall apply for its replacement.

12.2 A shareholder desiring issuance of a new share certificate due to loss of his share certificate shall submit to the Company an application, in the form prescribed by the Company, together with the original or the certified copy of a judgement of nullification with respect to the lost share certificate.

Article 13. Pre-emptive Rights

     Each shareholder shall be entitled to subscribe to new shares issued by the Company in proportion to its shareholding ratio. If any shareholder is not permitted by law to exercise its pre-emptive right to subscribe to new issues of shares, then such shareholder shall have the right to transfer its pre-emptive right to a third legally qualified purchaser who will be able to acquire such shareholder's proportion of the new shares issued by the Company. If any shareholder does not wish to exercise its pre-emptive rights in whole or in part, such shareholder shall notify the Board of Directors of such intention at least seven (7) days prior to the day as of which the allocation of the new shares is to be made. In this case, the Board shall transfer to the other shareholder(s) such pre-emptive right to such unsubscribed new shares.

Article 14. Other Matters relating to Shares

     All questions and procedures relating to the registration of a transfer of shares, registration of a pledge or cancellation thereof, indication of trust property, reissuance of share certificates and other similar matters and the fees therefor shall be governed by the Share Handling Regulations to be established by the Board of Directors.


                CHAPTER III.  GENERAL MEETINGS OF SHAREHOLDERS

Article 15. Types of General Meetings

15.1 Genera Meetings of the Shareholders of the Company shall be of two types: ordinary and extraordinary.

15.2 The Ordinary General Meeting of Shareholders shall be held within three (3) months following the last day of each fiscal year.

15.3 An Extraordinary General Meeting of Shareholders may be convened at any time in compliance with a resolution of the Board of Directors and applicable laws.

Article 16. Convening of General Meetings

16.1 All General Meetings of Shareholders shall be convened by the Representative Director upon the resolution of the Board of Directors or upon the request in writing of one or more shareholders representing at least five percent (5%) of the issued shares of the Company. The place for convening each General Meeting of Shareholders shall be the head office of the Company unless otherwise decided by the Board of Directors.

16.2 Each General Meeting of Shareholders shall be called by the Board of Directors giving thirty (30) days' prior notice, stating in the English language the date, time, place and agenda of the meeting and dispatched via registered mail to the shareholders who are residents of Korea and via registered airmail, facsimile transmission or telex to all other shareholders. The notice requirement may be waived by the unanimous written consent of all shareholders at the meeting. The General Meeting of Shareholders may not resolve matters other than those stated in the notice of the meeting, unless all the shareholders entitled to vote, whether present or not, unanimously agree otherwise.

Article 17. Presiding Officer

     The Representative Director shall preside at all General Meetings of Shareholders. If the Representative Director is absent or fails to serve as presiding officer at a General Meeting of Shareholders, the Director designated by the Board of Directors shall preside at such meeting in his place.

Article 18. Resolution Requirement

18.1 Except as otherwise provided by applicable mandatory requirements of Korean law or by these Articles of Incorporation, all resolutions of each General Meeting of Shareholders shall be adopted by the affirmative vote of the shareholders who hold shares representing more than one-half (1/2) of the shares of the Company present at the meeting, provided that such affirmative vote represents at least one-fourth (1/4) of the total shares issued and outstanding. Notwithstanding the foregoing, the following matters shall require the vote of more than two-thirds (2/3) of the total shares issued and outstanding, or such higher rate as is required by the applicable law:

     (a)  Any change to the Articles of Incorporation or by-laws of the Company;
     (b) A reduction of the paid-in capital of the Company and the manner thereof;
     (c) The liquidation of the Company or its merger into, or consolidation or amalgamation with any other company;
     (d) Transfer or pledge of the whole or a substantial part of the assets or undertakings of the Company or the acquisition by the Company of the whole or part of the undertaking of any other person or entity, or the capital stock of the Company, or entry by the Company into any joint venture or partnership;
     (e)  Removal of a director from office; or
     (f) Any other matters the adoption of which requires a special resolution of the shareholders at a General Meeting under the laws of Korea.

Article 19. Voting

19.1 Each shareholder shall have one (1) vote for each share registered in its name.

19.2 A shareholder may exercise its vote by proxy. In that case, the proxy holder must file with the Company a document evidencing his proper authority at each General Meeting of Shareholders at which he acts as proxy.

Article 20. Minutes of General Meeting

     The proceedings and conclusions of each General Meeting of Shareholders shall be held in the English language and recorded in minutes in the English and Korean languages, which minutes shall bear the names and the signatures and/or seals of the presiding officer and of the Directors present at the meeting, and shall be preserved at the Company's head office. If any discrepancy should arise between the two versions of the minutes, the English language version shall be controlling.


  CHAPTER IV.  DIRECTORS, STATUTORY AUDITOR, BOARD OF DIRECTORS AND OFFICERS

Article 21. Number of Directors and Auditor

     The Company shall have at least four (4) Directors and at least two (2) Statutory Auditors.

Article 22. Election

     The Directors and Statutory Auditors shall be elected at and by the General Meeting of Shareholders, and any such vacancies may be filled at a General Meeting of Shareholders.

Article 23. Term of Office

23.1 The term of office of a Director shall be three (3) years; provided, however, that the term of office shall be extended until the close of the Ordinary General Shareholders Meeting convened in respect of the last fiscal year which ended in their term of office.

23.2 The term of office of a Statutory Auditor shall commence from the date of acceptance of office and expire at the close of the Ordinary General Meeting of Shareholders convened with respect to the last fiscal year within three (3) years from the date of acceptance of office.

23.3 The term of office of a Director or a Statutory Auditor elected to fill a vacancy shall be the remainder of the term of office of his predecessor.

Article 24. Board of Directors, Representative Director and Officers

24.1 The Board shall decide by resolution all important matters relative to the management of the Company except as otherwise required by law or the Articles of Incorporation.

24.2 The Board of Directors shall elect from among its members one (1) Representative Director, who shall serve as the President of the Company. The Representative Director/President shall represent the Company and shall manage the day-to-day business of the Company under the control and supervision of the Board of Directors. The Representative Director/President shall have authority to execute contracts on behalf of the Company within limitations established by the Board of Directors.

24.3 Other officers may be elected or appointed by the Board of Directors. All such officers' service with the Company shall be on such basis as is determined by the Board of Directors.

Article 25. Meetings of Board of Directors

25.1 Meetings of the Board of Directors may be convened from time to time by three (3) directors or the Representative Director/President when he deems the same to be necessary or advisable. Each Board meeting shall be called by the Representative Director/President giving at least fourteen (14) days' prior notice in the English language, stating the date, time and place of the meeting, to each Director and Statutory Auditor and stating the agenda of the meeting. The notice requirement may be waived with the written consent of all Directors and Statutory Auditors.

25.2 Board meetings shall be held at the Company's head office, unless the Board of Directors may determine otherwise.

25.3 The Representative Director shall preside at all meetings of the Board of Directors. If the Representative Director is absent or fails to serve as presiding officer of any meeting, the Director designated by the Board of Directors shall preside at such meeting in his place.

Article 26. Adoption of Resolutions

     A quorum at any Board meeting shall consist of at least a majority of the directors then in office. Unless otherwise required by applicable laws or the Articles of Incorporation , any actions and resolutions taken at a Board meeting shall be adopted by the affirmative vote of at least a majority of the directors then in office. Notwithstanding the foregoing, the following matters shall be for the exclusive authority of the Board, other than those that require ratification by the general shareholders meeting under the applicable law, and shall be decided upon the vote of at least three directors:

     (a) Making any basic change in the general nature or scope of business of the Company;
     (b) Issuing any security of the Company, whether shares or securities convertible into shares, other equity securities or debt securities;
     (c) Merging or consolidating the Company with another party, or selling, leasing, pledging, mortgaging, encumbering or otherwise disposing of all or substantially all of the assets of the Company, whether in one transaction or a series of transactions;
     (d) Establishing a business relationship with any direct competitor or shareholder;
     (e)  Investing in any other party;
     (f) Entering into any agreement or transaction with or for the benefit of any director or shareholder of the Company or an affiliate (or any direct lineal descendent or ancestor, sibling, spouse, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law) of such director or shareholder;
     (g)  Amending the business plan of the Company;
     (h) Appointment, employment and compensation decisions and scope of responsibility for officers of the Company, including salary and wages, cash advances and relocation expenses;
     (i)  Capital expenditures for single items of 100,000,000 Won or more;
     (j) Entering into contracts that have a term in excess of one year or that require aggregate payments of 100,000,000 Won or more;
     (k) Disposition or transfer to a third party of at least 20% of the Company's assets;
     (l) Authorizing loans by the Company, except for payment terms for trade credits in the ordinary course of business;
     (m) Assuming or incurring any debt, loan, guaranty or liability with an aggregate value of 500,000,000 Won or more;
     (n)  Change in the outside accountant to the Company;
     (o) Creating any lien on the Company's property, except liens incurred in the ordinary course of business;
     (p)  Approving the Company's annual budget;
     (q) Changing the strategic direction of the Company and approving the Company's long-range plans;
     (r)  Approval of annual financial statements;

     (s) Opening or closing an account with a bank or financial house in Korea or overseas; and
     (t)  Paying any dividend or making any other distribution.

Article 27. Minutes of Meetings of the Board of Directors

     The proceedings and conclusions of each meeting of the Board of Directors shall be held in the English language and recorded in minutes in the English and Korean languages, which minutes shall bear the names and the signatures and/or seals of the presiding officer and all other Directors and Statutory Auditor in attendance at the meeting and shall be preserved at the Company's head office. If any discrepancy should arise between the two versions of the minutes, the English language version shall be controlling.

Article 28. Compensation

28.1 The compensation of the Directors and Statutory Auditor of the Company shall be determined by resolution of a General Meeting of Shareholders.

28.2 Severance allowances for the Directors and Statutory Auditor shall be paid in accordance with the regulations of the Company adopted by resolution of a General Meeting of Shareholders.


                            CHAPTER V.  ACCOUNTING

Article 29. Fiscal Year

29.1 The fiscal year of the Company shall commence on the 1st of January and end on the 31st of December each year.

29.2 Notwithstanding the foregoing Paragraph 29.1, the first fiscal year of the Company shall commence on the date of incorporation of the Company and end on the following 31st of December.

Article 30. Approval of Financial Statements, etc.

30.1 The Representative Director/President shall submit to the Statutory Auditors at least six (6) weeks before each Ordinary General Meeting of Shareholders the following documents, after obtaining approval of such documents from the Board of Directors in connection with the subject Ordinary General Meeting of Shareholders:

     (a)  A balance sheet;

     (b)  A profit and loss statement;

     (c)  A statement of disposition of retained earnings or deficit;

     (d)  Supplementary schedules for (a), (b) and (c) above; and

     (e)  A business report.

30.2 The Statutory Auditors shall submit an audit report thereof to the Representative Director/President, within four (4) weeks of receipt of the documents described in Paragraph 30.1 above.

30.3 The Representative Director/President shall, without delay, give public notice of the balance sheet approved by the Ordinary General Meeting of Shareholders.

Article 31. Disposition of Profit

     Subject to Korean laws and regulations, profit for each fiscal year shall be disposed of in the following order of priority:

     (a)  Establishment of any reserves required by law;

     (b) Establishment of such other reserves as may be decided by a General Meeting of Shareholders; and

     (c) Payment of all or a portion of the remainder of such profit as dividends to shareholders in accordance with the resolution of a General Meeting of Shareholders.

Article 32. Payment of Dividends

32.1 Dividends, if declared, shall be determined by the General Meeting of Shareholders, and paid to the shareholders of the Company who were duly entered in the Register of Shareholder as of the end of the subject fiscal year.

32.2 Dividends shall be paid within thirty (30) days after the declaration of dividends, unless otherwise resolved by a General Meeting of Shareholders.


                     CHAPTER VI.  SUPPLEMENTARY PROVISIONS

Article 33. By-laws

     The Company may adopt, with the approval of the Board of Directors, by-laws and other regulations as may be required for the administration of the affairs of the Company.

Article 34. Execution of Agreements with Representative Director

     All agreements, including employment agreements, between the Company and its Representative Director/President shall be executed or countersigned by another Director designated in a resolution of the Board of Directors.

Article 35. Other Matters

     Matters not specifically provided for herein shall be determined in conformity with resolutions adopted by the Board of Directors or the General Meeting of Shareholders of the Company, or with relevant provisions of the Korean Commercial Code, as the case may be.

                                   EXHIBIT B

                             CONSULTING AGREEMENT

                           (Filed as Exhibit 10.36)

                                   EXHIBIT C

                                   GUARANTY

                           (Filed as Exhibit 10.38)

                                   EXHIBIT D

                              RESELLER AGREEMENT

                           (Filed as Exhibit 10.35)

                                   EXHIBIT E

                            FIVE YEAR BUSINESS PLAN

                                   LAK Yr 1


                              Liquid Audio Korea


TMC
---
Max Capacity of TMC (Albums)           241,920  * based on 2 CDs sold per hour
                                                  at 28 music stations with 12
                                                  hour days, 30 day months and
                                                  for 12 months.

Total Albums                           241,920

Percentage of capacity utilized             50%
Total Albums Sold                      120,960                336 per day
Total Songs Sold                     1,451,520  * based on 12 song albums.

Sale Price Per Song                      1,200  Won
                                     ---------

                                        50,000
                                   41.66666667

                                                         Budget - Year One

Number of TMCs                    0            0            0            0              0            1          1          1

 Sales in Units              Jan-99       Feb-99       Mar-99       Apr-99         May-99       Jun-99     Jul-99     Aug-99
                             ------       ------       ------       ------         ------       ------     ------     ------
Song Units Sold                   -            -            -            -              -      120,960    120,960    120,960
Prepaid Accounts                  -            -            -            -              -            -          -          -
Total Unit Sales                  -            -            -            -              -      120,960    120,960    120,960

 Sales Revenue
TMC Network
 Reporting Fee
 (LOC) 17%                        -            -            -            -              -   24,675,840 24,675,840 24,675,840
 Distribution Fee
 (LAK) 12%                        -            -            -            -              -   17,418,240 17,418,240 17,418,240
Prepaid Membership
Accounts
 29% per account                  -            -            -            -              -            -          -          -
M.O.D. System Sales               -            -            -            -              -  100,000,000          -          -
Music Server                      -            -            -            -              -   18,750,000          -          -
Software Sales
Maintenance fee
(20% of software)                 -            -            -            -              -      312,500    312,500    312,500
Total Sales:                      -            -            -            -              -  161,156,580 42,406,580 42,406,580
Korean Won
Total Sales: US                  30           30           30           30             30     $134,297    835,339    835,339
Dollar


 Cost of Goods Sold        Jan-99       Feb-99       Mar-99       Apr-99         May-99       Jun-99     Jul-99     Aug-99
                           ------       ------       ------       ------         ------       ------     ------     ------
Connection Cost (2        4,000,000    4,000,000    4,000,000    4,000,000      4,000,000    8,000,000  8,000,000  8,000,000
El lines)
M.O.D. System Cost                -            -            -            -              -   80,000,000         -          -
Music Server Software
Cost                              -            -            -            -              -   13,125,000         -          -
Total Variable COGS       4,000,000    4,000,000    4,000,000    4,000,000      4,000,000  101,125,000  8,000,000  8,000,000
 % of Total Sales              0.00%        0.00%        0.00%        0.00%          0.00%       62.75%     18.86%     18.86%

 Fixed Cost of
 Goods & Services
LAK Staff Salaries
 President/Managing       8,666,667    8,666,667    8,666,667    8,666,667      8,666,667    8,666,667  8,666,667  8,666,667
 Director
 Vice President           7,583,333    7,583,333    7,583,333    7,583,333      7,583,333    7,583,333  7,583,333  7,583,333
  Secretary (Pres &               -    1,534,722    1,534,722    1,534,722      1,534,722    1,534,722  1,534,722  1,534,722
  VP)
 Director                 6,500,000    6,500,000    6,500,000    6,500,000      6,500,000    6,500,000  6,500,000  6,500,000
 Office Mger              2,979,167    2,979,167    2,979,167    2,979,167      2,979,167    2,979,167  2,979,167  2,979,167
  1 Staff                         -            -            -            -              -    2,256,944  2,256,944  2,256,944
  (Personnel &
  General Ad)
  1 Assistant Staff       1,408,333    1,408,333    1,408,333    1,408,333      1,408,333    1,408,333  1,408,333  1,408,333
  (Account)
 Team Mger Of             3,701,389    3,701,389    3,701,389    3,701,389      3,701,389    3,701,389  3,701,389  3,701,389
 Content
  Staff 1                 2,256,944    2,256,944    2,256,944    2,256,944      2,256,944    2,256,944  2,256,944  2,256,944
  Staff 2                 1,805,556    1,805,556    1,805,556    1,805,556      1,805,556    1,805,556  1,805,556  1,805,556
 Team Mger Of                     -            -            -    3,701,389      3,701,389    3,701,389  3,701,389  3,701,389
 Marketing & Sales
  Staff 1 (Marketing)     2,618,056    2,618,056    2,618,056    2,618,056      2,618,056    2,618,056  2,618,056  2,618,056
  Staff 2 (Marketing)             -            -            -            -              -            -          -          -
  Web Master                      -    2,256,944    2,256,944    2,256,944      2,256,944    2,256,944  2,256,944  2,256,944
  Web Staff                       -            -            -    1,805,556      1,805,556    1,805,556  1,805,556  1,805,556
 Team Mger System         3,701,389    3,701,389    3,701,389    3,701,389      3,701,389    3,701,389  3,701,389  3,701,389
 Operations
  System Engineer         2,256,994    2,256,944    2,256,944    2,256,944      2,256,944    2,256,944  2,256,944  2,256,944
  1 System Staff                  -            -            -            -              -            -          -          -
  Encoding Staff 1                -    2,256,944    2,256,944    2,256,944      2,256,944    2,256,944  2,256,944  2,256,944
  Encoding Staff 1                -            -            -            -              -    1,805,556  1,805,556  1,805,556
 Clerk                            -            -            -            -              -            -          -          -
 Receptionist             1,408,333    1,408,333    1,408,333    1,408,333      1,408,333    1,408,333  1,408,333  1,408,333


Number of TMCs                    1            3            3            3                        % of
                                                                                                 Total
 Sales in Units              Sep-99       Oct-99       Nov-99       Dec-99         Year 1        Sales
                             ------       ------       ------       ------         ------        -----
Song Units Sold             120,960      362,880      362,880      362,880      1,572,480
Prepaid Accounts                  -       10,000       10,000       10,000         30,000
Total Unit Sales            120,960      372,880      372,880      372,880      1,602,480       100.00%


 Sales Revenue
TMC Network
 Reporting Fee           24,675,840   74,027,520   74,027,520   74,027,520    320,785,920        25.59%
 (LOC) 17%
 Distribution Fee        17,418,240   52,254,720   52,254,720   52,254,720    226,437,120        18.04%
 (LAK) 12%
Prepaid Membership
Accounts
 29% per account                  -  116,000,000  116,000,000  116,000,000    348,000,000        27.72%
M.O.D. System Sales               -  200,000,000            -            -    300,000,000        23.89%
Music Server                      -   37,500,000            -            -     56,250,000         4.48%
Software Sales
Maintenance fee             312,500      937,500      937,500      937,500      4,062,500         0.32%
(20% of software)
Total Sales:             42,406,580  480,719,740  243,219,740  243,219,740  1,255,535,540       100.00%
Korean Won
Total Sales: US             835,339     $400,600     $202,683     $202,683     81,046,280
Dollar

                                                                                                 % of
                                                                                                 Total
 Cost of Goods Sold        Sep-99       Oct-99       Nov-99       Dec-99        Year 1           Sales
                           ------       ------       ------       ------        ------           -----
Connection Cost (2        8,000,000    8,000,000    8,000,000    8,000,000     76,000,000         6.05%
El lines)
M.O.D. System Cost                -  160,000,000            -            -    240,000,000        19.12%
Music Service Software
 Cost                             -   26,250,000            -            -     39,375,000         3.14%
Total Variable COGS       8,000,000  194,250,000    8,000,000    8,000,000    355,375,000        28.30%
 % of Total Sales             18.86%       40.41%        3.29%        3.29%         28.30%

 Fixed Cost of
 Goods & Services
LAK Staff Salaries
 President/Managing       8,666,667    8,666,667    8,666,667    8,666,667    104,000,000         8.28%
 Director
 Vice President           7,583,333    7,583,333    7,583,333    7,583,333     91,000,000         7.25%
  Secretary (Pres &       1,534,722    1,534,722    1,534,722    1,534,722     16,881,944         1.34%
  VP)
 Director                 6,500,000    6,500,000    6,500,000    6,500,000     78,000,000         6.21%
 Office Mger              2,979,167    2,979,167    2,979,167    2,979,167     35,750,000         2.85%
  1 Staff                 2,256,944    2,256,944    2,256,944    2,256,944     15,789,611         1.26%
  (Personnel &
  General Ad)
  1 Assistant Staff       1,408,333    1,408,333    1,408,333    1,408,333     16,900,000         1.39%
  (Account)
 Team Mger Of             3,701,389    3,701,389    3,701,389    3,701,389     44,416,667         3.54%
 Content
  Staff 1                 2,256,944    2,256,944    2,256,944    2,256,944     27,083,333         2.16%
  Staff 2                 1,805,556    1,805,556    1,805,556    1,805,556     21,666,667         1.73%
 Team Mger Of             3,701,389    3,701,389    3,701,389    3,701,389     33,312,500         2.65%
 Marketing & Sales
  Staff 1 (Marketing)     2,618,056    2,618,056    2,618,056    2,618,056     31,416,667         2.50%
  Staff 2 (Marketing)     1,805,556    1,805,556    1,805,556    1,805,556      7,222,222         0.58%
  Web Master              2,256,944    2,256,944    2,256,944    2,256,944     24,826,389         1.98%
  Web Staff               1,805,556    1,805,556    1,805,556    1,805,556     16,250,000         1.29%
 Team Mger System         3,701,389    3,701,389    3,701,389    3,701,389     44,416,667         3.54%
 Operations
  System Engineer         2,256,944    2,256,944    2,256,944    2,256,944     27,083,333         2.16%
  1 System Staff          1,805,556    1,805,556    1,805,556    1,805,556      7,222,222         0.58%
  Encoding Staff 1        2,256,944    2,256,944    2,256,944    2,256,944     24,826,389         1.98%
  Encoding Staff 1        1,805,556    1,805,556    1,805,556    1,805,556     12,638,889         1.01%
 Clerk                    1,408,333    1,408,333    1,408,333    1,408,333      5,633,333         0.45%
 Receptionist             1,408,333    1,408,333    1,408,333    1,408,333     16,900,000         1.35%

                                    LAK Yr 1




                                                Jan-99       Feb-99           Mar-99          Apr-99         May-99       Jun-99
                                                ------       ------           ------          ------         ------       ------
Facility Expense/Office rental fee          10,000,000   10,000,000       10,000,000      10,000,000     10,000,000    10,000,000

Total Fixed Cost of Goods & Services        54,886,111   60,934,722       60,934,722      66,441,667     66,441,667    70,504,167
% of Total Sales                                 0.00%        0.00%            0.00%           0.00%          0.00%        43.75%

Total Cost of Goods Sold                    58,886,111   64,934,722       64,934,722      70,441,667     70,441,667   171,629,167

Gross Profit
% of Total Sales                            -58,886.11  -64,934,722      -64,934,722     -70,441,667    -70,441,667   -10,472,587
                                                  0.00%        0.00%            0.00%           0.00%          0.00%        -6.50%

Operating Expenses
Sales & Marketing
Advertising & Promotions                     5,000,000    5,000,000       20,000,000      55,000,000     55,000,000    55,000,000
Commissions
Entertainment                               15,000,000   15,000,000       15,000,000      15,000,000     15,000,000    15,000,000
Literature                                   3,000,000    3,000,000        3,000,000       3,000,000      3,000,000     3,000,000

Total Sales & Marketing Costs               23,000,000   23,000,000       38,000,000      73,000,000     73,000,000    73,000,000
% Total of Sales                                 0.00%        0.00%            0.00%           0.00%          0.00%         45.30%


General & Administrative                        Jan-99       Feb-99           Mar-99          Apr-99         May-99        Jun-99
                                                ------       ------           ------          ------         ------        ------
Accounting & Lawyer Fee                      2,500,000    2,500,000        2,500,000       2,500,000      2,500,000     2,500,000
Depreciation (4 years)                       4,791,667    4,791,667       21,458,333      21,458,333     21,458,333    21,458,333
Insurance                                      500,000      500,000          500,000         500,000        500,000       500,000
License and Legal Fees                               -            -                -               -              -             -
Telephone                                    1,500,000    1,500,000        1,500,000       1,500,000      1,500,000     1,500,000
Utilities                                    1,500,000    1,500,000        1,500,000       1,500,000      1,500,000     1,500,000

Total G & A Costs                           10,791,667   10,791,667       27,458,333      27,458,333     27,458,333    27,458,333
% Total Sales                                    0.00%        0.00%            0.00%           0.00%          0.00%         17.04%

Total Operating Expenses                    33,791,667   33,791,667       65,458,333     100,458,333    100,458,333   100,458,333
% of Total Sales                                 0.00%        0.00%            0.00%           0.00%              0         62.34%

Income From Operations                     -92,677,778  -98,726,389    (130,393,056)   (170,900,000)   (170,900,000) (110,930,920)
% of Total Sales                                 0.00%        0.00%            0.00%           0.00%          0.00%        -68.83%

Liquid Audio Royalty Payment               125,000,000            -                -               -              -   200,000,000
LA Royalty Tax Payment                               -            -                -               -              -             -
Loan Interest Payment (9%)                           -            -        5,625,000       7,031,250      7,968,750    10,406,250
Total Royalty/Loan Interest Payment        125,000,000            -        5,625,000       7,031,250      7,968,750   210,406,250

Income before Taxes                       -217,677,778  -98,726,389     -136,018,056    -177,931,250   -178,868,750  -321,337,170
Taxes on Income                                      -            -                -               -              -             -

Net Income After Taxes                    -217,677,778  -98,726,389     -136,018,056    -177,931,250   -178,868,750  -321,337,170
% of Total Sales                                  0.00%        0.00%            0.00%           0.00%          0.00%      -199.39%

Net Income After Taxes (US$)              ($174,142.22) ($78,981.11)    ($108,814.44)   ($142,345.00)  ($143,095.00) ($257,069.74)
Net Income: (Running Total)               ($174,142.22)($253,123.33)    ($361,937.78)   ($504,282.78)  ($647,377.78) $(904,447,51)

Liquid Audio Royalty Payment               $100,000.00                                                                $160,000.00

LAK Initial Funds                        $1,040,000.00
Total Loan from SKM                      $           -    $       -      $600,000.00     $750,000.00    $850,000.00  $1,110,000.00
Loan from SKM                            $           -    $       -      $600,000.00     $150,000.00    $100,000.00  $  260,000.00
Loan Repayment to SKM                    $           -    $       -      $         -     $         -    $         -  $           -
Depreciation (cash-in)                       $3,833.33    $3,833.33      $ 17,166.67     $ 17,166.67    $ 17,166.67  $   17,166.67

3 months Exploratory Period                $320,000.00 * Office rental Fee; Appt. Rental Fee; Operating Expenses

Total Invest For System                    $184,000.00    $184,000.00      $824,000.00     $824,000.00    $824,000.00  $824,000.00
Central Repository/additional invest.      $184,000.00                     $640,000.00

Total Initial Funds Available              $536,000.00

Total Funds Available Mon. to Mon.         $365,591.11    $298,343.33      $258,859,54     $183,717.22    $157,788.89  $177,885.82



                                                Jul-99          Aug-99          Sep-99          Oct-99         Nov-99
                                                ------          ------          ------          ------         ------
Facility Expense Office rental fee          10,000,000      10,000,000      10,000,000      10,000,000      10,000,000

Total Fixed Cost of Goods & Services        70,504,167      70,504,167      75,523,611      75,523,611      75,523,611
% of Total Sales                                166.26%         166.26%         178.09%          15.71%          31.05%

Total Cost of Goods Sold                    78,504,167      78,504,167      83,523,611     269,773,611      83,523,611

Gross Profit                               -36,097,587     -36,097,587     -41,117,031     210,946,129     159,896,129
% of Total Sales                                -85.12%         -85.12%         -96.96%          43.88%          65.66%

Operating Expenses
Sales & Marketing
Advertising & Promotions                    55,000,000      60,000,000      70,000,000      55,000,000      55,000,000
Commissions
Entertainment                               15,000,000      15,000,000      15,000,000      15,000,000      15,000,000
Literature                                   3,000,000       3,000,000       3,000,000       3,000,000       3,000,000
                                            73,000,000      78,000,000      88,000,000      73,000,000      73,000,000
Total Sales & Marketing Costs                   172.14%         183.93%         207.51%          15.19%          30.01%
% Total of Sales


General & Administrative                        Jul-99          Aug-99          Sep-99          Oct-99          Nov-99
                                                ------          ------          ------          ------          ------
Accounting & Lawyer Fee                      2,500,000       2,500,000       2,500,000       2,500,000       2,500,000
Depreciation (4 years)                      21,458,333      21,458,333      21,458,333      21,458,333      21,458,333
Insurance                                      500,000         500,000         500,000         500,000         500,000
License and Legal Fees                               -               -               -               -               -
Telephone                                    1,500,000       1,500,000       1,500,000       1,500,000       1,500,000
Utilities                                    1,500,000       1,500,000       1,500,000       1,500,000       1,500,000

Total G & A Costs                           27,458,333      27,458,333      27,458,333      27,458,333      27,458,333
% Total Sales                                    64.75%          64.75%          64.75%           5.71%          11.29%

Total Operating Expenses                   100,458,333     105,458,333     115,458,333     100,458,333     100,458,333
% of Total Sales                                236.89%         248.68%         272.27%          20.90%          41.30%

Income From Operations                    (136,555,920)   (141,555,920)  (156,575,364)     110,487,796      59,237,796
% of Total Sales                               -322.02%        -333.81%       -369.22%           22.98%          24.36%

Liquid Audio Royalty Payment                         -               -     200,000,000               -               -
LA Royalty Tax Payment                               -               -               -               -               -
Loan Interest Payment (9%)                  11,343,750      12,281,250      14,718,750      13,781,250      13,312,500
Total Royalty/Loan Interest Payment         11,343,750      12,281,250     214,718,750      13,781,250      13,312,500

Income before Taxes                       -147,899,670    -153,837,170    -371,294,114      96,706,546      45,925,296
Taxes on Income                                      -               -               -               -               -

Net Income After Taxes                    -147,899,670    -153,837,170    -371,294,114      96,706,546      45,925,296
% of Total Sales                               -348.77%        -362.77%        -875.56%          20.12%          18.88%

Net Income After Taxes (US$)              ($118,319.74)   ($123,069.74)   ($297,035.29)     $77,365.24      $36,740.24
Net Income: (Running Total)             ($1,022,757.25) ($1,145,836.99) ($1,442,872.28) ($1,365,507.04) ($1,328,766.80)

Liquid Audio Royalty Payment                                               $160,000.00

LAK Initial Funds
Total Loan from SKM                      $1,210,000.00   $1,310,000.00   $1,570,000.00   $1,470,000.00   $1,420,000.00
Loan from SKM                            $  100,000.00   $  100,000.00   $  260,000.00   $           -   $           -
Loan Repayment to SKM                           $    -         $    -         $   -      $  100,000.00   $   50,000.00
Depreciation (cash-in)                      $17,166.67      $17,166.67      $17,166.67      $17,166.67      $17,166.67

3 months Exploratory Period

Total Invest For System                    $824,000.00     $824,000.00     $824,000.00     $824,000.00     $824,000.00
Central Repository/additional invest.

Total Initial Funds Available

Total Funds Available Mon. to Mon.         $176,732.75     $170,829.68     $130,961.95     $145,192.98     $143,389.86

                                                                                % of
                                                                                Total
                                                 Dec-01            Year 1       Sales
                                                 ------            ------       -----
Facility Expense(Office rental fee               10,000       120.000.000        9.56%

Total Fixed Cost of Goods & Services         75,523,611       823,245,833       65.57%
% of Total Sales                                  31.05%            65.57%

Total Cost of Goods Sold                     83,523,611     1,178,620,833       93.87%

Gross Profit                                159,696,129        76,914,707        6.13%
% of Total Sales                                  65.66%             6.13%


Operating Expenses
Sales & Marketing
Advertising & Promotions                     90,000,000       580,000,000       46.20%
Commissions                                                            30        0.00%
Entertainment                                15,000,000       180,000,000       14.34%
Literature                                    3,000,000        36,000,000        2.87%


Total Sales & Marketing Costs               108,000,000       796,000,000       63.40%
% Total of Sales                                 44.40%            63.40%

                                                 Dec-99            Year 1        Sales
                                                 ------            ------        -----
General & Administrative
Accounting & Lawyer Fee                       2,500,000        30,000,000        2.39%
Depreciation (4 years)                       21,458,333       224,166,667       17.85%
Insurance                                       500,000         6,000,000        0.48%
License and Legal Fees                                -                 -        0.00%
Telephone                                     1,500,000        18,000,000        1.43%
Utilities                                     1,500,000        18,000,000        1.43%

Total G & A Costs                            27,458,333       296,166,667       23.59%
% Total Sales                                    11.29%            23.59%

Total Operating Expenses                    135,458,333     1,092,166,667       86.99%
% of Total Sales                                  55.69%            86.99%

Income From Operations                       24,237,796    -1,015,251,960      -80.86%
% of Total Sales                                   9.97%           -80.86%

Liquid Audio Royalty Payment                400,000,000       925,000,000       73.67%
LA Royalty Tax Payment                                -                 -
Loan Interest Payment (9%)                   16,312,500       112,781,250        8.98%
Total Royalty/Loan Interest Payment         416,312,500     1,037,781,250       82.66%

Income before Taxes                        -392,074,704    -2,053,033,210     -163.52%
Taxes on Income                                       -                 -

Net Income After Taxes                     -392,074,704    -2,053,033,210     -163.52%
% of Total Sales                               -161.20%          -163.52%

Net Income After Taxes (US$)              ($313,659.76)   ($1,642,426.57)
Net Income: (Running Total)              ($1,642,426.57)

Liquid Audio Royalty Payment                $320,000.00       $740,000.00

LAK Initial Funds                         $1,740,000.00
Total Loan from SKM
Loan from SKM                               $320,000.00     $1,890,000.00
Loan Repayment to SKM                      $         -        $150,000.00
Depreciation (cash-in)                       $17,166.67       $179,333.33

3 months Exploratory Period

Total Invest For System                     $824,000.00
Central Repository  additional invest.                        $824,000.00

Total Initial Funds Available

Total Funds Available Mon. to Mon.          $172,908.77

                                    LAK Yr 2

                               Liquid Audio Korea

TMC
---
Max Capacity of TMC (Albums)           241,920  * based on 2 CDs sold per hour
Total Albums                           241,920    at 28 music stations with 12
                                                  hour days, 30 day months and
                                                  for 12 months.


Percentage of capacity utilized            65%
Total Albums Sold                      157,248                437 per day
Total Songs Sold                     1,886,976  * based on 12 song albums.

Sale Price Per Song:                     1,200  Won
                                   -----------

                                        50,000
                                   41.66666667



                                Budget - Year One

Number of TMCs                                   3              5              5              5              5              5

  Sales in Units                            Jan-00         Feb-00         Mar-00         Apr-00         May-00         Jun-00
                                            ------         ------         ------         ------         ------         ------
Song Units Sold                            471,744        786,240        786,240        786,240        786,240        786,240
Prepaid Acconts                             10,000         10,000         10,000         10,000         10,000         10,000
Total Unit Sales                           481,744        796,240        796,240        796,240        796,240        796,240

 Sales Revenue
TMC Network
 Reporting Fee (LOC) 17%                96,235,776    160,392,960    160,392,960    160,392,960    160,392,960    160,392,960
 Distribution Fee (LAK) 12%             67,931,136    113,218,560    113,218,560    113,218,560    113,218,560    113,218,560
PrePaid Membership Accounts
29% per account                         16,000,000     16,000,000     16,000,000     16,000,000     16,000,000     16,000,000
M.O.D System Sales                               -    200,000,000              -              -              -              -
Music Server Software Sales                      -     37,500,000              -              -              -              -
Maintenance fee(20% of software)           937,500      1,562,500      1,562,500      1,562,500      1,562,500      1,562,500
Total Sales: Korean Won                281,104,412    628,674,020    391,174,020    391,174,020    391,174,020    391,174,020
Total Sales: US Dollar                    $234,254       $523,895       $325,978       $325,978       $325,978       $325,978


  Cost of Goods Sold                        Jan-00         Feb-00         Mar-00         Apr-00         May-00         Jun-00
Connection Cost (2 E1 lines)             8,000,000      8,000,000      8,000,000      8,000,000      8,000,000      8,000,000
M.O.D. System Costs                              -    160,000,000              -              -              -              -
Music Server Software Cost                       -     26,250,000              -              -              -              -
Total Variable COGS                      8,000,000    194,250,000      8,000,000      8,000,000      8,000,000      8,000,000
  %of Total Sales                            2.85%         30.90%          2.05%          2.05%          2.05%          2.05%

  Fixed Cost of Goods & Services
LAK Staff Salaries
  President/ Managing Director           8,926,667      8,926,667      8,926,667      8,926,667      8,926,667      8,926,667
  Vice President                         7,810,833      7,810,833      7,810,833      7,810,833      7,810,833      7,810,833
  Secretary (Pres.&VP)                   1,606,944      1,606,944      1,606,944      1,606,944      1,606,944      1,606,944
Director                                 6,695,000      6,695,000      6,695,000      6,695,000      6,695,000      6,695,000
Office Mger                              3,069,444      3,069,444      3,069,444      3,069,444      3,069,444      3,069,444
  1 Staff (Personnel&General Ad)         2,347,222      2,347,222      2,347,222      2,347,222      2,347,222      2,347,222
  1 Assistant Staff (Account)            1,480,556      1,480,556      1,480,556      1,480,556      1,480,556      1,480,556
Team Mger Of Content                     3,791,667      3,791,667      3,791,667      3,791,667      3,791,667      3,791,667
  Staff 1                                2,347,222      2,347,222      2,347,222      2,347,222      2,347,222      2,347,222
  Staff 2                                1,895,833      1,895,833      1,895,833      1,895,833      1,895,833      1,895,833
Team Mger. Of Marketing & Sales          3,791,667      3,791,667      3,791,667      3,791,667      3,791,667      3,791,667
  Staff 1 (Marketing)                    2,708,333      2,708,333      2,708,333      2,708,333      2,708,333      2,708,333
  Staff 2 (Marketing)                    1,895,833      1,895,833      1,895,833      1,895,833      1,895,833      1,895,833
  Web Master                             2,347,222      2,347,222      2,347,222      2,347,222      2,347,222      2,347,222
  Web Staff                              1,895,833      1,895,833      1,895,833      1,895,833      1,895,833      1,895,833
Team Mger System Operations              3,791,667      3,791,667      3,791,667      3,791,667      3,791,667      3,791,667
  System Engineer                        2,347,222      2,347,222      2,347,222      2,347,222      2,347,222      2,347,222
  1 system Staff                         1,895,833      1,895,833      1,895,833      1,895,833      1,895,833      1,895,833
  Encoding staff 1                       2,347,222      2,347,222      2,347,222      2,347,222      2,347,222      2,347,222
  Encoding staff 1                       1,895,833      1,895,833      1,895,833      1,895,833      1,895,833      1,895,833
Clerk                                    1,480,556      1,480,556      1,480,556      1,480,556      1,480,556      1,480,556
  Receptionist                           1,480,556      1,480,556      1,480,556      1,480,556      1,480,556      1,480,556


Number of TMCs                                   8              8              8              8               11             11

  Sales in Units                            Jul-00         Aug-00         Sep-00         Oct-00           Nov-00         Dec-00
                                            ------         ------         ------         ------           ------         ------
Song Units Sold                          1,257,984      1,257,984      1,257,984      1,257,984        1,729,728      1,729,728
Prepaid Acconts                             10,000         10,000         10,000         10,000           10,000         10,000
Total Unit Sales                         1,267,984      1,267,984      1,267,984      1,267,984        1,739,728      1,739,728

 Sales Revenue
TMC Network
 Reporting Fee (LOC) 17%               256,628,736    256,628,736    256,628,736    256,628,736      352,864,512    352,864,512
 Distribution Fee (LAK) 12%            181,149,696    181,149,696    181,149,696    181,149,696      249,080,832    249,080,832
PrePaid Membership Accounts
29% per account                        116,000,000    116,000,000    116,000,000    116,000,000      116,000,000    116,000,000
M.O.D System Sales                     300,000,000              -              -              -      300,000,000              -
Music Server Software Sales             56,250,000              -              -              -       56,250,000              -
Maintenance fee(20% of software)         2,500,000      2,500,000      2,500,000      2,500,000        3,437,500      3,437,500
Total Sales: Korean Won                912,528,432    556,278,432    556,278,432    556,278,432    1,077,632,844    721,382,844
Total Sales: US Dollar                    $760,440       $463,565       $463,565       $463,565         $898,027       $601,152


  Cost of Goods Sold                        Jul-00         Aug-00         Sep-00         Oct-00           Nov-00         Dec-00
Connection Cost (2 E1 lines)             8,000,000      8,000,000      8,000,000      8,000,000        8,000,000      8,000,000
M.O.D. System Costs                    240,000,000              -              -              -      240,000,000              -
Music Server Software Cost              39,375,000              -              -              -       39,375,000              -
Total Variable COGS                    287,375,000      8,000,000      8,000,000      8,000,000      287,375,000      8,000,000
  %of Total Sales                           31.49%          1.44%          1.44%          1.44%           26.67%          1.11%

  Fixed Cost of Goods & Services
LAK Staff Salaries
  President/ Managing Director           8,926,667      8,926,667      8,926,667      8,926,667        8,926,667      8,926,667
  Vice President                         7,810,833      7,810,833      7,810,833      7,810,833        7,810,833      7,810,833
  Secretary (Pres.&VP)                   1,606,944      1,606,944      1,606,944      1,606,944        1,606,944      1,606,944
Director                                 6,695,000      6,695,000      6,695,000      6,695,000        6,695,000      6,695,000
Office Mger                              3,069,444      3,069,444      3,069,444      3,069,444        3,069,444      3,069,444
  1 Staff (Personnel&General Ad)         2,347,222      2,347,222      2,347,222      2,347,222        2,347,222      2,347,222
  1 Assistant Staff (Account)            1,480,556      1,480,556      1,480,556      1,480,556        1,480,556      1,480,556
Team Mger Of Content                     3,791,667      3,791,667      3,791,667      3,791,667        3,791,667      3,791,667
  Staff 1                                2,347,222      2,347,222      2,347,222      2,347,222        2,347,222      2,347,222
  Staff 2                                1,895,833      1,895,833      1,895,833      1,895,833        1,895,833      1,895,833
Team Mger. Of Marketing & Sales          3,791,667      3,791,667      3,791,667      3,791,667        3,791,667      3,791,667
  Staff 1 (Marketing)                    2,708,333      2,708,333      2,708,333      2,708,333        2,708,333      2,708,333
  Staff 2 (Marketing)                    1,895,833      1,895,833      1,895,833      1,895,833        1,895,833      1,895,833
  Web Master                             2,347,222      2,347,222      2,347,222      2,347,222        2,347,222      2,347,222
  Web Staff                              1,895,833      1,895,833      1,895,833      1,895,833        1,895,833      1,895,833
Team Mger System Operations              3,791,667      3,791,667      3,791,667      3,791,667        3,791,667      3,791,667
  System Engineer                        2,347,222      2,347,222      2,347,222      2,347,222        2,347,222      2,347,222
  1 system Staff                         1,895,833      1,895,833      1,895,833      1,895,833        1,895,833      1,895,833
  Encoding staff 1                       2,347,222      2,347,222      2,347,222      2,347,222        2,347,222      2,347,222
  Encoding staff 1                       1,895,833      1,895,833      1,895,833      1,895,833        1,895,833      1,895,833
Clerk                                    1,480,556      1,480,556      1,480,556      1,480,556        1,480,556      1,480,556
  Receptionist                           1,480,556      1,480,556      1,480,556      1,480,556        1,480,556      1,480,556


Number of TMCs                                           % of
                                                         Total
                                            Year 2       Sales
  Sales in Units                            ------
Song Units Sold                         12,894,336
Prepaid Acconts                            120,000
Total Unit Sales                        13,014,336     100.00%

 Sales Revenue
TMC Network
 Reporting Fee (LOC) 17%             2,630,444,544      38.37%
 Distribution Fee (LAK) 12%          1,856,784,384      27.00%
PrePaid Membership Accounts
29% per account                      1,392,000,000      20.31%
M.O.D System Sales                     800,000,000      11.60%
Music Server Software Sales            150,000,000       2.10%
Maintenance fee(20% of software)        25,625,000       0.30%
Total Sales: Korean Won              6,854,853,928     100.00%
Total Sales: US Dollar                  $5,712,378
                                                     %of Total

  Cost of Goods Sold                        Year 2       Sales
Connection Cost (2 E1 lines)            96,000,000       1.40%
M.O.D. System Costs                    640,000,000       9.34%
Music Server Software Cost             105,000,000       1.53%
Total Variable COGS                    841,000,000      12.27%
  %of Total Sales                           12.27%

  Fixed Cost of Goods & Services
LAK Staff Salaries
  President/ Managing Director         107,120,004       1.56%
  Vice President                        93,729,996       1.37%
  Secretary (Pres.&VP)                  19,283,333       0.28%
Director                                80,340,000       1.17%
Office Mger                             36,833,333       0.54%
  1 Staff (Personnel&General Ad)        28,166,667       0.41%
  1 Assistant Staff (Account)           17,766,667       0.26%
Team Mger Of Content                    45,500,000       0.66%
  Staff 1                               28,166,667       0.41%
  Staff 2                               22,750,000       0.33%
Team Mger. Of Marketing & Sales         45,500,000       0.66%
  Staff 1 (Marketing)                   32,500,000       0.47%
  Staff 2 (Marketing)                   22,750,000       0.33%
  Web Master                            28,166,667       0.41%
  Web Staff                             22,750,000       0.33%
Team Mger System Operations             45,500,000       0.66%
  System Engineer                       28,166,667       0.41%
  1 system Staff                        22,750,000       0.33%
  Encoding staff 1                      28,166,667       0.41%
  Encoding staff 1                      22,750,000       0.33%
Clerk                                   17,766,667       0.26%
  Receptionist                          17,766,667       0.26%

                                    LAK Yr 2




                                                 Jan-00            Feb-00           Mar-00           Apr-00           May-00
                                                 ------            ------           ------           ------           ------
Facility Expense/Office rental fee           10,000,000        10,000,000       10,000,000       10,000,000       10,000,000

Total Fixed Cost of Goods & Services         77,849,167        77,849,167       77,849,167       77,849,167       77,849,167
% of Total Sales                                 27.69%            12.38%           19.90%           19.90%           19.90%

Total Cost of Goods Sold                     85,849,167       272,099,167       85,849,167       85,849,167       85,849,167

Gross Profit                                195,255,246       356,574,853      305,324,853      305,324,853      305,324,853
% of Total Sales                                 69.46%            56.72%           78.05%           78.05%           78.05%

Operating Expenses
Sales & Marketing
Advertising & Promotions                     60,000,000        60,000,000       60,000,000       60,000,000       60,000,000
Commissions
Entertainment                                15,000,000        15,000,000       15,000,000       15,000,000       15,000,000
Literature                                    3,000,000         3,000,000        3,000,000        3,000,000        3,000,000

Total Sales & Marketing Costs                78,000,000        78,000,000       78,000,000       78,000,000       78,000,000
% Total of Sales                                 27.75%            12.41%           19.94%           19.94%           19.94%

General & Administrative
                                                 Jan-00            Feb-00           Mar-00           Apr-00           May-00
Accounting & Lawyer Fee                       2,500,000         2,500,000        2,500,000        2,500,000        2,500,000
Depreciation (4 years)                       31,875,000        31,875,000       31,875,000       31,875,000       31,875,000
Insurance                                       500,000           500,000          500,000          500,000          500,000
License and Legal Fees                                -                 -                -                -                -
Telephone                                     1,500,000         1,500,000        1,500,000        1,500,000        1,500,000
Utilities                                     1,500,000         1,500,000        1,500,000        1,500,000        1,500,000

Total G & A Costs                            37,875,000        37,875,000       37,875,000       37,875,000       37,875,000
% Total Sales                                    13.47%             6.02%            9.68%            9.68%            9.68%

Total Operating Expenses                    115,875,000       115,875,000      115,875,000      115,875,000      115,875,000
% of Total Sales                                 41.22%            18.43%           29.62%           29.62%           29.62%

Income From Operations                       79,380,245       240,699,853      189,449,853      189,449,853      189,449,853
% of Total Sales                                 28.24%            38.29%           48.43%           48.43%           48.43%

Liquid Audio Royalty Payment                          -                 -      400,000,000                -                -
LA Royalty Tax Payment                                -                 -                -                -                -
Loan Interest Payment (9%)                   16,312,500        14,906,250       16,031,250       14,625,000       13,687,500
Total Royalty/Loan Interest Payment          16,312,500        14,906,250      416,031,250       14,625,000       13,687,500

Income before Taxes                          63,067,745       225,793,603     (226,581,397)     174,824,853      175,762,353
Taxes on Income                              17,028,291        60,964,273      (61,176,977)      47,202,710       47,455,835

Net Income After Taxes                       46,039,454       164,829,330     (165,404,420)     127,622,143      128,306,518
% of Total Sales                                 16.38%            26.22%          -42.28%           32.63%           32.80%

Net Income After Taxes (US$)                 $34,831.56       $131,863.46     ($132,323.54)     $102,097.71     $ 102,645.21
Net Income: (Running Total)              ($1,605,595.00)   ($1,473,731.54)  ($1,606,055.08)  ($1,503,957.36)  ($1,401,312.15)

Liquid Audio Royalty Payment                                                   $320,000.00

LAK Initial Funds in this year              $172,906.77
Total Loan from SKM                       $1,740,000.00        $1,590,000    $1,710,000.00    $1,560,000.00    $1,460,000.00
Loan from SKM                               $300,000.00       $   -            $320,000.00    $     -          $     -
Loan Repayment to SKM                       $    -            $150,000.00      $200,000.00      $150,000.00      $100,000.00
Depreciation (cash-in)                       $25,500.00        $25,500.00       $25,500.00       $25,500.00       $25,500.00

3 months Exploratory Period

Total Invest For System                   $1,224,000.00     $1,224,000.00    $1,224,000.00    $1,224,000.00    $1,224,000.00
Central Repository / additional invest.     $400,000.00

Total Initial Funds Available              ($227,093.23)

Total Funds Available Mon. to Mon.          $135,238.33       $142,601.79      $155,778.26       133,373.97       161,321.19



                                                 Jun-00             Jul-00             Aug-00            Sep-00             Oct-00
                                                 ------             ------             ------            ------             ------
Facility Expense/Office rental fee           10,000,000         10,000,000         10,000,000        10,000,000         10,000,000

Total Fixed Cost of Goods & Services         77,849,167         77,849,167         77,849,167        77,849,167         77,849,167
% of Total Sales                                 19.90%              8.53%             13.99%            13.99%             13.99%

Total Cost of Goods Sold                     85,849,167        365,224,167         85,849,167        85,849,167         85,849,167

Gross Profit                                305,324,853        547,304,265        470,429,265       470,429,265        470,429,265
% of Total Sales                                 78.05%             59.98%             84.57%            84.57%             84.57%

Operating Expenses
Sales & Marketing
Advertising & Promotions                     60,000,000         60,000,000         60,000,000        60,000,000         60,000,000
Commissions
Entertainment                                15,000,000         15,000,000         15,000,000        15,000,000         15,000,000
Literature                                    3,000,000          3,000,000          3,000,000         3,000,000          3,000,000

Total Sales & Marketing Costs                78,000,000         78,000,000         78,000,000        78,000,000         78,000,000
% Total of Sales                                 19.94%              8.55%             14.02%            14.02%             14.02%

General & Administrative
                                                 Jun-00             Jul-00             Aug-00            Sep-00             Oct-00
Accounting & Lawyer Fee                       2,500,000          2,500,000          2,500,000         2,500,000          2,500,000
Depreciation (4 years)                       31,875,000         50,625,000         50,625,000        50,625,000         50,625,000
Insurance                                       500,000            500,000            500,000           500,000            500,000
License and Legal Fees                                -                  -                  -                 -                  -
Telephone                                     1,500,000          1,500,000          1,500,000         1,500,000          1,500,000
Utilities                                     1,500,000          1,500,000          1,500,000         1,500,000          1,500,000

Total G & A Costs                            37,875,000         56,625,000         56,625,000        56,625,000         56,625,000
% Total Sales                                     9.68%              6.21%             10.18%            10.18%             10.18%

Total Operating Expenses                    115,875,000        134,625,000        134,625,000       134,625,000        134,625,000
% of Total Sales                                 29.62%             14.75%             24.20%            24.20%             24.20%

Income From Operations                      189,449,853        412,679,265        335,804,265       335,804,265        335,804,265
% of Total Sales                                 48.43%             45.22%             60.37%            60.37%             60.37%

Liquid Audio Royalty Payment                500,000,000                  -                  -       500,000,000                  -
LA Royalty Tax Payment                                -                  -                  -                 -                  -
Loan Interest Payment (9%)                   15,093,750         19,312,500         17,437,500        17,906,250         15,562,500
Total Royalty/Loan Interest Payment         515,093,750         19,312,500         17,437,500       517,906,250         15,562,500

Income before Taxes                        (325,643,897)       393,366,765        318,366,765      (182,101,985)       320,241,765
Taxes on Income                             (87,923,852)       106,209,027         85,959,027       (49,167,536)        86,465,277

Net Income After Taxes                     (237,720,045)       287,157,739        232,407,739      (132,934,449)       233,776,489
% of Total Sales                                -60.77%             31.47%             41.78%           -23.90%             42.03%

Net Income After Taxes (US$)               ($190,176.04)       $229,726.19        $185,926.19      ($106,347.56)       $187,021.19
Net Income: (Running Total)              ($1,591,488.18)    ($1,361,761.99)    ($1,175,835.80)   ($1,282,183.36)    ($1,095,162.17)

Liquid Audio Royalty Payment                $400,000.00                                             $400,000.00

LAK Initial Funds in this year
Total Loan from SKM                       $1,610,000.00      $2,060,000.00      $1,860,000.00     $1,910,000.00      $1,660,000.00
Loan from SKM                               $400,000.00        $450,000.00      $     -             $400,000.00      $          -
Loan Repayment to SKM                       $250,000.00        $   -              $200,000.00       $350,000.00        $250,000.00
Depreciation (cash-in)                       $25,500.00         $40,500.00         $40,500.00        $40,500.00         $40,500.00

3 months Exploratory Period

Total Invest For System                   $1,224,000.00      $1,944,000.00      $1,944,000.00     $1,944,000.00      $1,944,000.00
Central Repository / additional invest.                        $720,000.00

Total Initial Funds Available

Total Funds Available Mon. to Mon.           146,845.15         147,071.34         173,497.53        137,649.97         135,172.16


                                                                                                   % of
                                                                                                   Total
                                                   Nov-00            Dec-00           Year 2       Sales
                                                   ------            ------           ------
Facility Expense/Office rental fee             10,000,000        10,000,000       120,000,000       1.75%

Total Fixed Cost of Goods & Services           77,849,167        77,849,167       934,190,000      13.63%
% of Total Sales                                    7.22%            10.79%            13.63%

Total Cost of Goods Sold                      365,224,167        85,849,167     1,775,190,000      25.90%

Gross Profit                                  712,408,677       635,533,677     5,079,663,928      74.10%
% of Total Sales                                   66.11%            88.10%            74.10%

Operating Expenses
Sales & Marketing
Advertising & Promotions                       60,000,000        60,000,000       720,000,000      10.50%
Commissions                                                                                30       0.00%
Entertainment                                  15,000,000        15,000,000       180,000,000       2.63%
Literature                                      3,000,000         3,000,000        36,000,000       0.53%

Total Sales & Marketing Costs                  78,000,000        78,000,000       936,000,000      13.65%
% Total of Sales                                    7.24%            10.81%            13.65%

General & Administrative                                                                       % of Total
                                                   Nov-00            Dec-00            Year 2       Sales
Accounting & Lawyer Fee                         2,500,000         2,500,000        30,000,000       0.44%
Depreciation (4 years)                         50,625,000        50,625,000       495,000,000       7.22%
Insurance                                         500,000           500,000         6,000,000       0.09%
License and Legal Fees                                  -                 -                 -       0.00%
Telephone                                       1,500,000         1,500,000        18,000,000       0.26%
Utilities                                       1,500,000         1,500,000        18,000,000       0.26%

Total G & A Costs                              56,625,000        56,625,000       567,000,000       8.27%
% Total Sales                                       5.25%             7.85%             8.27%

Total Operating Expenses                      134,625,000       134,625,000     1,503,000,000      21.93%
% of Total Sales                                   12.49%            18.66%            21.93%

Income From Operations                        577,783,677       500,908,677     3,576,663,928      52.18%
% of Total Sales                                   53.62%            69.44%            52.18%

Liquid Audio Royalty Payment                            -       600,000,000     2,000,000,000      29.18%
LA Royalty Tax Payment                                  -                 -                 -
Loan Interest Payment (9%)                     12,281,250        12,562,500       185,718,750       2.71%
Total Royalty/Loan Interest Payment            12,281,250       612,562,500     2,185,718,750      31.89%

Income before Taxes                           565,502,427      (111,653,823)    1,390,945,178      20.29%
Taxes on Income                               152,685,655       (30,146,532)      375,555,198

Net Income After Taxes                        412,816,772       (81,507,291)    1,015,389,980      14.81%
% of Total Sales                                   38.31%           -11.30%            14.81%

Net Income After Taxes (US$)                  $330,253.42       ($65,205.83)      $812,311.98
Net Income: (Running Total)                  ($764,908.75)     ($830,114.58)

Liquid Audio Royalty Payment                                    $480,000.00     $1,600,000.00

LAK Initial Funds in this year
Total Loan from SKM                         $1,310,000.00     $1,340,000.00
Loan from SKM                                $          -        480,000.00     $2,350,000.00
Loan Repayment to SKM                         $350,000.00       $450,000.00     $2,450,000.00
Depreciation (cash-in)                         $40,500.00        $40,500.00       $396,000.00

3 months Exploratory Period

Total Invest For System                     $1,944,000.00     $1,944,000.00
Central Repository / additional invest.                                         $1,120,000.00

Total Initial Funds Available

Total Funds Available Mon. to Mon.            $155,924.58       $161,218.75

                                    LAK Yr 3


                               Liquid Audio Korea


TMC
---                                       241,920  * based on 2 CDs sold per
                                                     hour at 28 music stations
                                                     with 12 hour days, 30 day
                                                     months and for 12 months.
Max Capacity of TMC (Albums)              241,920
Total Albums

Percentage of capacity utilized               65%
Total Albums Sold                         157,248                 437 per day
Total Songs Sold                        1,886,976  * based on 12 song albums.

Sale Price Per Song                         1,200  Won

                                           50,000
                                      41.66666667

                                                                            Budget - Year One


Number of TMCs                            13            13             14           14            16             16             18

Sales in Units                        Jan-01        Feb-01         Mar-01       Apr-01        May-01         Jun-01         Jul-01
                                      ------        ------         ------       ------        ------         ------         ------
Song Units Sold                    2,044,224     2,044,224      2,201,472    2,201,472     2,515,968      2,515,968      2,830,464
Prepaid Accounts                      10,000        10,000         10,000       10,000        10,000         10,000         10,000
Total Unit Sales                   2,054,224     2,054,224      2,211,472    2,211,472     2,525,968      2,525,968      2,840,464


Sales Revenue
TMC Network
Reporting Fee (LOC) 17%          417,021,696   417,021,696    449,100,288  449,100,288   513,257,472    513,257,472    577,414,656
Distribution Fee (LAK) 12%       294,368,256   294,368,256    317,011,968  317,011,968   362,299,392    362,299,392    407,586,816
Prepaid Membership Accounts
29% per account                  116,000,000   116,000,000    116,000,000  116,000,000   116,000,000    116,000,000    116,000,000
M.O.D. System Sales              200,000,000             -    280,000,000            -   200,000,000              -    560,000,000
Music Server Software Sales       37,500,000             -     18,750,000            -    37,500,000              -     37,500,000
Maintenance fee (20% of
software)                          4,062,500     4,062,500      4,375,000    4,375,000     5,000,000      5,000,000      5,625,000
Total Sales: Korean Won        1,068,952,452   831,452,452  1,185,237,256  886,487,256  1,234,056,864   996,556,864  1,704,126,472
Total Sales: US Dollar              $890,794      $692,877       $987,698     $738,739    $1,028,381       $830,464     $1,420,105
Cost of Goods Sold                    Jan-01        Feb-01         Mar-01       Apr-01        May-01         Jun-01         Jul-01
                                      ------        ------         ------       ------        ------         ------         ------
Connection Cost (2 El lines)       8,000,000     8,000,000      8,000,000    8,000,000     8,000,000      8,000,000      8,000,000
M.O.D. System Cost               160,000,000             -    224,000,000            -   160,000,000              -    448,000,000
Music Server Software Cost        26,250,000             -     13,125,000            -    26,250,000              -     26,250,000
Total Variable COGS              194,250,000     8,000,000    245,125,000    8,000,000   194,250,000      8,000,000    482,250,000
% of Total Sales                      18.17%         0.96%         20.68%        0.90%        15.74%          0.80%         28.30%

Fixed Cost of Goods & Services
LAK Staff Salaries
President/Managing Director        9,194,467     9,194,467      9,194,467    9,194,467     9,194,467      9,194,467      9,194,467
Vice President                     8,045,158     8,045,158      8,045,158    8,045,158     8,045,158      8,045,158      8,045,158
Secretary (Pres & VP)              1,679,167     1,679,167      1,679,167    1,679,167     1,679,167      1,679,167      1,679,167
Director                           6,895,850     6,895,850      6,895,850    6,895,850     6,895,850      6,895,850      6,895,850
Office Mger                        3,159,722     3,159,722      3,159,722    3,159,722     3,159,722      3,159,722      3,159,722
1 Staff (Personnel & General
Ad)                                2,527,778     2,527,778      2,527,778    2,527,778     2,527,778      2,527,778      2,527,778
1 Assistant Staff (Account)        1,552,778     1,552,778      1,552,778    1,552,778     1,552,778      1,552,778      1,552,778
Team Mger Of Content               3,881,944     3,881,944      3,881,944    3,881,944     3,881,944      3,881,944      3,881,944
Staff 1                            2,527,778     2,527,778      2,527,778    2,527,778     2,527,778      2,527,778      2,527,778
Staff 2                            1,986,111     1,986,111      1,986,111    1,986,111     1,986,111      1,986,111      1,986,111
Team Mger Of Marketing & Sales     3,881,944     3,881,944      3,881,944    3,881,944     3,881,944      3,881,944      3,881,944
Staff 1 (Marketing)                2,979,167     2,979,167      2,979,167    2,979,167     2,979,167      2,979,167      2,979,167
Staff 2 (Marketing)                1,986,111     1,986,111      1,986,111    1,986,111     1,986,111      1,986,111      1,986,111
Web Master                         2,527,778     2,527,778      2,527,778    2,527,778     2,527,778      2,527,778      2,527,778
Web Staff                          1,986,111     1,986,111      1,986,111    1,986,111     1,986,111      1,986,111      1,986,111
Team Mger System Operations        3,881,944     3,881,944      3,881,944    3,881,944     3,881,944      3,881,944      3,881,944
System Engineer                    2,527,778     2,527,778      2,527,778    2,527,778     2,527,778      2,527,778      2,527,778
1 System Staff                     1,986,111     1,986,111      1,986,111    1,986,111     1,986,111      1,986,111      1,986,111
Encoding Staff 1                   2,527,778     2,527,778      2,527,778    2,527,778     2,527,778      2,527,778      2,527,778
Encoding Staff 1                   1,986,111     1,986,111      1,986,111    1,986,111     1,986,111      1,986,111      1,986,111
Clerk                              1,552,778     1,552,778      1,552,778    1,552,778     1,552,778      1,552,778      1,552,778
Receptionist                       1,552,778     1,552,778      1,552,778    1,552,778     1,552,778      1,552,778      1,552,778


                                                                            Budget - Year One

Number of TMCs                            18            22            22             25             25                  % of Total

Sales in Units                        Aug-01        Sep-01        Oct-01         Nov-01         Dec-01         Year 3        Sales
                                      ------        ------        ------         ------         ------         ------        -----
Song Units Sold                    2,830,464     3,459,456     3,459,456      3,931,200      3,931,200     33,965,568
Prepaid Accounts                      10,000        10,000        10,000         10,000         10,000        120,000
Total Unit Sales                   2,840,464     3,469,456     3,469,456      3,941,200      3,941,200     34,085,568      100.00%


Sales Revenue
TMC Network
Reporting Fee (LOC) 17%          577,414,656   705,729,024   705,729,024    801,964,800    801,964,800  6,928,975,872       43.25%
Distribution Fee (LAK) 12%       407,586,816   498,161,664   498,161,664    566,092,800    566,092,800  4,891,041,792       30.53%
Prepaid Membership Accounts
29% per account                  116,000,000   116,000,000   116,000,000    116,000,000    116,000,000  1,392,000,000        8.69%
M.O.D. System Sales                        -   400,000,000             -    840,000,000              -  2,480,000,000       15.48%
Music Server Software Sales                -    75,000,000             -     56,250,000              -    262,500,000        1.64%
Maintenance fee (20% of
software)                          5,625,000     6,875,000     6,875,000      7,812,500      7,812,500     67,500,000        0.42%
Total Sales: Korean Won        1,106,626,472 1,801,765,688 1,326,765,688  2,388,120,100  1,491,870,100 16,022,017,664      100.00%
Total Sales: US Dollar              $922,189    $1,501,471    $1,105,638     $1,990,100     $1,243,225    $13,351,681
                                                                                                                        % of Total
Cost of Goods Sold                    Aug-01        Sep-01        Oct-01         Nov-01         Dec-01         Year 3        Sales
                                      ------        ------        ------         ------         ------         ------        -----
Connection Cost (2 El lines)       8,000,000     8,000,000     8,000,000      8,000,000      8,000,000     96,000,000        0.60%
M.O.D. System Cost                         -   320,000,000             -    672,000,000              -  1,984,000,000       12.38%
Music Server Software Cost                 -    52,500,000             -     39,375,000              -    183,750,000        1.15%
Total Variable COGS                8,000,000   380,500,000     8,000,000    719,375,000      8,000,000  2,263,750,000       14.13%
% of Total Sales                       0.72%        21.12%         0.60%         30.12%          0.54%         14.13%

Fixed Cost of Goods & Services
LAK Staff Salaries
President/Managing Director        9,194,467     9,194,467     9,194,467      9,194,467      9,194,467    110,333,600        0.69%
Vice President                     8,045,158     8,045,158     8,045,158      8,045,158      8,045,158     96,541,900        0.60%
Secretary (Pres & VP)              1,679,167     1,679,167     1,679,167      1,679,167      1,679,167     20,150,000        0.13%
Director                           6,895,850     6,895,850     6,895,850      6,895,850      6,895,850     82,750,200        0.52%
Office Mger                        3,159,722     3,159,722     3,159,722      3,159,722      3,159,722     37,916,667        0.24%
1 Staff (Personnel & General
Ad)                                2,527,778     2,527,778     2,527,778      2,527,778      2,527,778     30,333,333        0.19%
1 Assistant Staff (Account)        1,552,778     1,552,778     1,552,778      1,552,778      1,552,778     18,633,333        0.12%
Team Mger Of Content               3,881,944     3,881,944     3,881,944      3,881,944      3,881,944     46,583,333        0.29%
Staff 1                            2,527,778     2,527,778     2,527,778      2,527,778      2,527,778     30,333,333        0.19%
Staff 2                            1,986,111     1,986,111     1,986,111      1,986,111      1,986,111     23,833,333        0.15%
Team Mger Of Marketing & Sales     3,881,944     3,881,944     3,881,944      3,881,944      3,881,944     46,583,333        0.29%
Staff 1 (Marketing)                2,979,167     2,979,167     2,979,167      2,979,167      2,979,167     35,750,000        0.22%
Staff 2 (Marketing)                1,986,111     1,986,111     1,986,111      1,986,111      1,986,111     23,833,333        0.15%
Web Master                         2,527,778     2,527,778     2,527,778      2,527,778      2,527,778     30,333,333        0.19%
Web Staff                          1,986,111     1,986,111     1,986,111      1,986,111      1,986,111     23,833,333        0.15%
Team Mger System Operations        3,881,994     3,881,994     3,881,994      3,881,994      3,881,994     46,583,333        0.29%
System Engineer                    2,527,778     2,527,778     2,527,778      2,527,778      2,527,778     30,333,333        0.19%
1 System Staff                     1,986,111     1,986,111     1,986,111      1,986,111      1,986,111     23,833,333        0.15%
Encoding Staff 1                   2,527,778     2,527,778     2,527,778      2,527,778      2,527,778     30,333,333        0.19%
Encoding Staff 1                   1,986,111     1,986,111     1,986,111      1,986,111      1,986,111     23,833,333        0.15%
Clerk                              1,552,778     1,552,778     1,552,778      1,552,778      1,552,778     18,633,333        0.12%
Receptionist                       1,552,778     1,552,778     1,552,778      1,552,778      1,552,778     18,633,333        0.12%

                                    LAK Yr 3

Facility Expense/Office rental fee         10,000,000    10.000.000     10.000.000    10.000.000    10.000.000     10.000.000

Total Fixed Cost of Goods &                80,827,142    80,827,142     80,827,142    80,827,142    80,827,142     80,827,142
Services
% of Total Sales                               7.565%         9.72%          6.82%         9.12%         6.55%          8.11%

Total Cost of Goods Sold                  275,077,142    88,827,142    325,952,142    88,827,142   275,077,142     88,827,142

Gross Profit                              793,875,310   742,625,310    859,285,114   797,660,114   958,979,722    907,729,722
% of Total Sales                               74.27%        89.32%         72.50%        89.98%        77.71%         91.09%

       Operating Expenses
Sales & Marketing
Advertising & Promotions                   60,000,000    60,000,000     60,000,000    60,000,000    60,000,000     60,000,000
Commissions
Entertainment                              15,000,000    15,000,000     15,000,000    15,000,000    15,000,000     15,000,000
Literature                                  3,000,000     3,000,000      3,000,000     3,000,000     3,000,000      3,000,000

Total Sales & Marketing Costs              78,000,000    78,000,000     78,000,000    78,000,000    78,000,000     78,000,000
% Total of Sales                                7.30%         9.38%          6.58%         8.80%         6.32%          7.83%



    General & Administrative                   Jan-01        Feb-01         Mar-01        Apr-01        May-01         Jun-01
                                               ------        ------         ------        ------        ------         ------
Accounting & Lawyer Fee                     2,500,000     2,500,000      2,500,000     2,500,000     2,500,000      2,500,000
Depreciation (4 years)                     58,958,333    58,958,333      58,958,333    58,958,333   58,958,333     58,958,333
Insurance                                     500,000       500,000        500,000       500,000       500,000        500,000
License and Legal Fees                              -             -              -             -             -              -
Telephone                                   1,500,000     1,500,000      1,500,000     1,500,000     1,500,000      1,500,000
Utilities                                   1,500,000     1,500,000      1,500,000     1,500,000     1,500,000      1,500,000

Total G & A Costs                          64,958,333    64,958,333     64,958,333    64,958,333    64,958,333     64,958,333
% Total Sales                                   6.08%         7.81%          5.48%         7.33%         5.26%          6.52%

Total Operating Expenses                  142,958,333   142,958,333    142,958,333   142,958,333   142,958,333    142,958,333
% of Total Sales                               13.37%        17.19%         12.06%        16.13%        11.58%         14.35%

Income From Operations                    650,916,977   599,666,977    716,326,781   654,701,781   816,021,389    764,771,389
% of Total Sales                               60.89%        72.12%         60.44%        73.85%        66.13%         76.74%

Liquid Audio Royalty Payment                        -             -    600,000,000             -             -    800,000,000
LA Royalty Tax Payment                              -             -              -             -             -              -
Loan Interest Payment (9%)                 12,562,500     8,812,500      7,687,500     3,750,000             -              -
Total Royalty/Loan Interest
Payment                                    12,562,500     8,812,500    607,687,500     3,750,000             -    800,000,000

Income before Taxes                       638,354,477   590,854,477    108,639,281   650,951,781   816,021,389   (35,228,611)
Taxes on Income                           172,355,709   159,530,709     29,332,606   175,756,981   220,325,775    (9,511,725)

Net Income After Taxes                    465,998,768   431,323,768     79,306,675   475,194,800   595,695,614   (25,716,886)
% of Total Sales                               43.59%        51.88%          6.69%        53.60%        48.27%         -2.58%

    Net Income After Taxes (US$)     $   372,799.01 $   345,059.01 $    63,445.34 $    380,155.84 $ 476,556.49 $  (20,573.51)
     Net Income: (Running Total)     $ (457,315.57) $ (112,256.55) $  (48,811.21) $    331,344.63 $ 807,901.12 $   787,327.61

    Liquid Audio Royalty Payment                                   $   480,000.00                              $   640,000.00

 LAK Initial Funds in this year      $   161,218.75
           Total Loan from SKM       $ 1,340,000.00 $   940,000.00 $   820,000.00 $    400,000.00 $          - $            -
                 Loan from SKM       $            - $            - $   400,000.00 $             - $          - $   640,000.00
         Loan Repayment to SKM       $   100,000.00 $   400,000.00 $   600,000.00 $    420,000.00 $ 400,000.00 $   640,000.00
        Depreciation (cash-in)       $    47,166.67 $    47,166.67 $    47,166.67 $     47,166.67 $  47,166.67 $    47,166.67

   3 months Exploratory Period       $            -

       Total Invest For System       $ 2,264,000.00 $ 2,264,000.00 $ 2,264,000.00 $  2,264,000.00 $2,264,000.00$ 2,264,000.00
          Central Repository /
            additional invest.       $   320,000.00

 Total Initial Funds Available       $  (158,781.25)

 Total Funds Available Mon. to Mon.  $   161,184.43 $   153,420.11 $   144,022.12 $    151,344.63 $ 275,067.78 $   301,680.94




Facility Expense/Office rental fee        10.000.000      10.000.000    10.000.000    10.000.000       10.000.000     10.000.000


Total Fixed Cost of Goods &               80,827,142      80,827,142    80,827,142    80,827,142       80,827,142     80,827,142
Services
% of Total Sales                               4.74%           7.30%         4.49%         6.09%            3.38%          5.42%

Total Cost of Goods Sold                 563,077,142      88,827,142   461,327,142    88,827,142      800,202,142     88,827,142

Gross Profit                            1,141,049,330  1,017,799,330  1,340,438,546 1,237,938,546   1,587,917,958  1,403,042,958
% of Total Sales                               66.96%         91.97%         74.40%        93.30%          66.49%         94.05%

       Operating Expenses
Sales & Marketing
Advertising & Promotions                  60,000,000      60,000,000    60,000,000    60,000,000       60,000,000     60,000,000
Commissions
Entertainment                             15,000,000      15,000,000    15,000,000    15,000,000       15,000,000     15,000,000
Literature                                 3,000,000       3,000,000     3,000,000     3,000,000        3,000,000      3,000,000

Total Sales & Marketing Costs             78,000,000      78,000,000    78,000,000    78,000,000       78,000,000     78,000,000
% Total of Sales                               4.58%           7.05%         4.33%         5.88%            3.27%          5.23%



    General & Administrative                  Jul-01          Aug-01        Sep-01        Oct-01           Nov-01         Dec-01
                                              ------          ------        ------        ------           ------         ------
Accounting & Lawyer Fee                    2,500,000       2,500,000     2,500,000     2,500,000        2,500,000      2,500,000
Depreciation (4 years)                    67,291,667      67,291,667    67,291,667    67,291,667       67,291,667     67,291,667
Insurance                                    500,000         500,000       500,000       500,000          500,000        500,000
License and Legal Fees                             -               -             -             -                -              -
Telephone                                  1,500,000       1,500,000     1,500,000     1,500,000        1,500,000      1,500,000
Utilities                                  1,500,000       1,500,000     1,500,000     1,500,000        1,500,000      1,500,000

Total G & A Costs                         73,291,667      73,291,667    73,291,667    73,291,667       73,291,667     73,291,667
% Total Sales                                  4.30%           6.62%         4.07%         5.52%            3.07%          4.91%

Total Operating Expenses                 151,291,667     151,291,667   151,291,667   151,291,667      151,291,667    151,291,667
% of Total Sales                               8.88%          13.67%         8.48%        11.40%            6.34%         10.14%

Income From Operations                   989,757,664     866,507,664 1,189,146,880 1,086,646,880    1,436,626,292  1,251,751,292
% of Total Sales                              58.08%          78.30%        66.00%        81.90%           60.16%         83.90%

Liquid Audio Royalty Payment                       -               -   800,000,000             -                -              -
LA Royalty Tax Payment                             -               -             -             -                -              -
Loan Interest Payment (9%)                         -               -             -             -                -              -
Total Royalty/Loan Interest                        -               -   800,000,000             -                -              -
Payment

Income before Taxes                      989,757,664     866,507,664   389,146,880  1,086,646,880   1,436,626,292  1,251,751,292
Taxes on Income                          267,234,569     233,957,069   105,069,658    293,394,658     387,889,099    337,972,849

Net Income After Taxes                   722,523,094     632,550,594   284,077,222   793,252,222    1,048,737,193    913,778,443
% of Total Sales                              42.40%          57.16%        15.77%        59.79%           43.91%         61.25%

  Net Income After Taxes (US$)         $ 578,018.48   $   506,040.48  $  227,261.78 $   634,601.78   $  838,909.75  $  731,022.75
   Net Income: (Running Total)         $ 1,365,346.0  $ 1,871,386.56 $ 2,098,648.34 $  2,733,250.11 $ 3,572,239.87 $ 4,303,262.62

  Liquid Audio Royalty Payment                                       $  640,000.00

 LAK Initial Funds in this year
           Total Loan from SKM         $          -   $            -  $           -  $            - $            -  $           -
                 Loan from SKM         $          -   $            -  $  640,000.00  $            - $            -  $           -
         Loan Repayment to SKM         $          -   $            -  $  640,000.00  $            - $            -  $           -
        Depreciation (cash-in)         $  53,833.33   $    53,833.33  $   53,833.33  $    53,833.33 $    53,833.33  $   53,833.33

   3 months Exploratory Period

       Total Invest For System         $ 2,584,000.00 $ 2,584,000.00  $ 2,584,000.00 $  2,584,000.00$  2,584,000.00 $2,584,000.00
          Central Repository /
            additional invest.         $ 320,000.00

 Total Initial Funds Available

 Total Funds Available Mon. to Mon.    $ 613,512.73   $ 1,173,386.56  $ 1,434,481.67$  2,142,916.78 $ 3,035,739.87 $ 3,820,595.96

Facility Expense/Office rental fee            120,00000      0.75%

Total Fixed Cost of Goods &
Services                                    969,925,700      6.05%
% of Total Sales                                  6.05%

Total Cost of Goods Sold                  3,233,672,700     20.18%

Gross Profit                             12,788,341,964     79.82%
% of Total Sales                                 79.82%

       Operating Expenses
Sales & Marketing
Advertising & Promotions                    720,000,000    4.49%
Commissions                                          30    0.00%
Entertainment                               180,000,000    1.12%
Literature                                   36,000,000    0.22%

Total Sales & Marketing Costs               936,000,000    5.84%
% Total of Sales                                  5.84%

                                                            % of
                                                           Total
    General & Administrative                     Year 3    Sales
                                                 ------    -----
Accounting & Lawyer Fee                      30,000,000    0.19%
Depreciation (4 years)                      757,500,000    4.73%
Insurance                                     6,000,000    0.04%
License and Legal Fees                                -    0.00%
Telephone                                    18,000,000    0.11%
Utilities                                    18,000,000    0.11%

Total G & A Costs                           829,500,000    5.18%
% Total Sales                                     5.18%

Total Operating Expenses                  1,765,500,000   11.02%
% of Total Sales                                 11.02%

Income From Operations                   11,022,841,964   68.80%
% of Total Sales                                 68.80%

Liquid Audio Royalty Payment              2,200,000,000   13.73%
LA Royalty Tax Payment
Loan Interest Payment (9%)                   32,812,500    0.20%
Total Royalty/Loan Interest
Payment                                   2,232,812,500   13.94%

Income before Taxes                       8,790,029,464   54.86%
Taxes on Income                           2,373.307,955

Net Income After Taxes                    6,416,721,509   40.05%
% of Total Sales                                 40.05%

  Net Income After Taxes (US$)         $  5,133,377.21
   Net Income: (Running Total)

  Liquid Audio Royalty Payment         $  1,760,000.00

LAK Initial Funds in this year
           Total Loan from SKM
                 Loan from SKM         $  1,760,000.00
         Loan Repayment to SKM         $  3,200,000.00
        Depreciation (cash-in)         $    606,000.00

   3 months Exploratory Period

       Total Invest For System
          Central Repository /
            additional invest.         $    640,000.00

 Total Initial Funds Available

    Total Funds Available Mon.
                       to Mon.

                                    LAK Yr 4


                               Liquid Audio Korea




TMC
---
Max Capacity of TMC (Albums)             241,920  *based on 2 CDs sold per hour
Total Albums                             241,920   at 28 music stations with 12
                                                   hour days, 30 day months
                                                   and for 12 months.

Percentage of capacity utilized              70%                470 per day
Total Albums Sold                        169,344  *based on 12 song albums.
Total Songs Sold                       2,032,128
                                                  Won
Sale Price Per Song                        1,200

                                          50,000
                                     41.66666667

                                                                           Budget - Year One


Number of TMCs                             25            25            25             25            25             25            25

Sales in Units                         Jan-02        Feb-02        Mar-02         Apr-02        May-02         Jun-02        Jul-02
                                       ------        ------        ------         ------        ------         ------        ------
Song Units Sold                     4,233,600     4,233,600     4,233,600      4,233,600     4,233,600      4,233,600     4,233,600
Prepaid Accounts                       10,000        10,000        10,000         10,000        10,000         10,000        10,000
Total Unit Sales                    4,233,600     4,233,600     4,233,600      4,233,600     4,233,600      4,233,600     4,233,600

Sales Revenue
TMC Network
Reporting Fee (LOC) 17%           863,654,400   863,654,400   863,654,400    863,654,400   863,654,400    863,654,400   863,654,400
Distribution Fee (LAK) 12%        609,638,400   609,638,400   609,638,400    609,638,400   609,638,400    609,638,400   609,638,400
Prepaid Membership Accounts
29% per account                   116,000,000   116,000,000   116,000,000    116,000,000   116,000,000    116,000,000   116,000,000
M.O.D. System Sales                         -             -             -              -             -              -             -
Music Server Software Sales                 -             -             -              -             -              -             -
Maintenance fee (20% of
software)                           7,812,500     7,812,500     7,812,500      7,812,500     7,812,500      7,812,500     7,812,500
Total Sales: Korean Won         1,597,105,300 1,597,105,300 1,597,105,300  1,597,105,300 1,597,105,300  1,597,105,300 1,597,105,300
Total Sales: US Dollar             $1,330,921    $1,330,921    $1,330,921     $1,330,921    $1,330,921     $1,330,921    $1,330,921


Cost of Goods Sold                     Jan-02        Feb-02        Mar-02         Apr-02        May-02         Jun-02        Jul-02
                                       ------        ------        ------         ------        ------         ------        ------
Connection Cost (2 El lines)        8,000,000     8,000,000     8,000,000      8,000,000     8,000,000      8,000,000     8,000,000
M.O.D. System Cost                          -             -             -              -             -              -             -
Music Server Software Cost                  -             -             -              -             -              -             -
Total Variable COGS                 8,000,000     8,000,000     8,000,000      8,000,000     8,000,000      8,000,000     8,000,000
% of Total Sales                        0.50%         0.50%         0.50%          0.50%         0.50%          0.50%         0.50%

Fixed Cost of Goods & Services
LAK Staff Salaries
President/Managing Director         9,470,301     9,470,301     9,470,301      9,470,301     9,470,301      9,470,301     9,470,301
Vice President                      8,286,513     8,286,513     8,286,513      8,286,513     8,286,513      8,286,513     8,286,513
Secretary (Pres & VP)               1,751,389     1,751,389     1,751,389      1,751,389     1,751,389      1,751,389     1,751,389
Director                            7,102,726     7,102,726     7,102,726      7,102,726     7,102,726      7,102,726     7,102,726
Office Mger                         3,250,000     3,250,000     3,250,000      3,250,000     3,250,000      3,250,000     3,250,000
1 Staff (Personnel & General Ad)    2,618,056     2,618,056     2,618,056      2,618,056     2,618,056      2,618,056     2,618,056
1 Assistant Staff (Account)         1,625,000     1,625,000     1,625,000      1,625,000     1,625,000      1,625,000     1,625,000
Team Mger Of Content                4,152,778     4,152,778     4,152,778      4,152,778     4,152,778      4,152,778     4,152,778
Staff 1                             2,618,056     2,618,056     2,618,056      2,618,056     2,618,056      2,618,056     2,618,056
Staff 2                             2,256,944     2,256,944     2,256,944      2,256,944     2,256,944      2,256,944     2,256,944
Team Mger Of Marketing & Sales      4,152,778     4,152,778     4,152,778      4,152,778     4,152,778      4,152,778     4,152,778
Staff 1 (Marketing)                 3,069,444     3,069,444     3,069,444      3,069,444     3,069,444      3,069,444     3,069,444
Staff 2 (Marketing)                 2,256,944     2,256,944     2,256,944      2,256,944     2,256,944      2,256,944     2,256,944
Web Master                          2,618,056     2,618,056     2,618,056      2,618,056     2,618,056      2,618,056     2,618,056
Web Staff                           2,256,944     2,256,944     2,256,944      2,256,944     2,256,944      2,256,944     2,256,944
Team Mger System Operations         4,152,778     4,152,778     4,152,778      4,152,778     4,152,778      4,152,778     4,152,778
System Engineer                     2,618,056     2,618,056     2,618,056      2,618,056     2,618,056      2,618,056     2,618,056
1 System Staff                      2,256,944     2,256,944     2,256,944      2,256,944     2,256,944      2,256,944     2,256,944
Encoding Staff 1                    2,618,056     2,618,056     2,618,056      2,618,056     2,618,056      2,618,056     2,618,056
Encoding Staff 1                    2,256,944     2,256,944     2,256,944      2,256,944     2,256,944      2,256,944     2,256,944
Clerk                               1,625,000     1,625,000     1,625,000      1,625,000     1,625,000      1,625,000     1,625,000
Receptionist                        1,625,000     1,625,000     1,625,000      1,625,000     1,625,000      1,625,000     1,625,000


Number of TMCs                               25             25            25             25            25                      % of
                                                                                                                              Total
Sales in Units                           Aug-02         Sep-02        Oct-02         Nov-02        Dec-02          Year 4     Sales
                                         ------         ------        ------         ------        ------          ------     -----
Song Units Sold                       4,233,600      4,233,600     4,233,600      4,233,600     4,233,600      50,803,200
Prepaid Accounts                         10,000         10,000        10,000         10,000        10,000         120,000
Total Unit Sales                      4,233,600      4,233,600     4,233,600      4,233,600     4,233,600      50,923,200   100.00%

Sales Revenue
TMC Network
Reporting Fee (LOC) 17%             863,654,400    863,654,400   863,654,400    863,654,400   863,654,400  10,363,852,800    54.08%
Distribution Fee (LAK) 12%          609,638,400    609,638,400   609,638,400    609,638,400   609,638,400   7,315,660,800    38.17%
Prepaid Membership Accounts
29% per account                     116,000,000    116,000,000   116,000,000    116,000,000   116,000,000   1,392,000,000     7.26%
M.O.D. System Sales                           -              -             -              -             -               -     0.00%
Music Server Software Sales                   -              -             -              -             -               -     0.00%
Maintenance fee (20% of
software)                             7,812,500      7,812,500     7,812,500      7,812,500     7,812,500      93,750,000     0.49%
Total Sales: Korean Won           1,597,105,300  1,597,105,300 1,597,105,300  1,597,105,300 1,597,105,300  19,165,263,600   100.00%
Total Sales: US Dollar               $1,330,921     $1,330,921    $1,330,921     $1,330,921    $1,330,921     $15,971,053
                                                                                                                               % of
                                                                                                                              Total
Cost of Goods Sold                       Aug-02         Sep-02        Oct-02         Nov-02        Dec-02          Year 4     Sales
                                         ------         ------        ------         ------        ------          ------     -----
Connection Cost (2 El lines)          8,000,000      8,000,000     8,000,000      8,000,000     8,000,000      96,000,000     0.50%
M.O.D. System Cost                            -              -             -              -             -               -     0.00%
Music Server Software Cost                    -              -             -              -             -               -     0.00%
Total Variable COGS                   8,000,000      8,000,000     8,000,000      8,000,000     8,000,000      96,000,000     0.50%
% of Total Sales                          0.50%          0.50%         0.50%          0.50%         0.50%           0.50%

Fixed Cost of Goods & Services
LAK Staff Salaries
President/Managing Director           9,470,301      9,470,301     9,470,301      9,470,301     9,470,301     113,643,608     0.59%
Vice President                        8,286,513      8,286,513     8,286,513      8,286,513     8,286,513      99,438,157     0.52%
Secretary (Pres & VP)                 1,751,389      1,751,389     1,751,389      1,751,389     1,751,389      21,016,667     0.11%
Director                              7,102,726      7,102,726     7,102,726      7,102,726     7,102,726      85,232,706     0.44%
Office Mger                           3,250,000      3,250,000     3,250,000      3,250,000     3,250,000      39,000,000     0.20%
1 Staff (Personnel & General Ad)     2,618,056      2,618,056     2,618,056      2,618,056     2,618,056      31,416,667     0.16%
1 Assistant Staff (Account)           1,625,000      1,625,000     1,625,000      1,625,000     1,625,000      19,500,000     0.10%
Team Mger Of Content                  4,152,778      4,152,778     4,152,778      4,152,778     4,152,778      49,833,333     0.26%
Staff 1                               2,618,056      2,618,056     2,618,056      2,618,056     2,618,056      31,416,667     0.16%
Staff 2                               2,256,944      2,256,944     2,256,944      2,256,944     2,256,944      27,083,333     0.14%
Team Mger Of Marketing & Sales        4,152,778      4,152,778     4,152,778      4,152,778     4,152,778      49,833,333     0.26%
Staff 1 (Marketing)                   3,069,444      3,069,444     3,069,444      3,069,444     3,069,444      36,833,333     0.19%
Staff 2 (Marketing)                   2,256,944      2,256,944     2,256,944      2,256,944     2,256,944      27,083,333     0.14%
Web Master                            2,618,056      2,618,056     2,618,056      2,618,056     2,618,056      31,416,667     0.16%
Web Staff                             2,256,944      2,256,944     2,256,944      2,256,944     2,256,944      27,083,333     0.14%
Team Mger System Operations           4,152,778      4,152,778     4,152,778      4,152,778     4,152,778      49,833,333     0.26%
System Engineer                       2,618,056      2,618,056     2,618,056      2,618,056     2,618,056      31,416,667     0.16%
1 System Staff                        2,256,944      2,256,944     2,256,944      2,256,944     2,256,944      27,083,333     0.14%
Encoding Staff 1                      2,618,056      2,618,056     2,618,056      2,618,056     2,618,056      31,416,667     0.16%
Encoding Staff 1                      2,256,944      2,256,944     2,256,944      2,256,944     2,256,944      27,083,333     0.14%
Clerk                                 1,625,000      1,625,000     1,625,000      1,625,000     1,625,000      19,500,000     0.10%
Receptionist                          1,625,000      1,625,000     1,625,000      1,625,000     1,625,000      19,500,000     0.10%

                                                             LAK Yr 4

Facility Expense/Office rental      10,000,000       10.000.000       10.000.000       10.000.000       10.000.000       10.000.000
fee

Total Fixed Cost of Goods &         84,638,706       84,638,706       84,638,706       84,638,706       84,638,706       84,638,706
Services
% of Total Sales                          5.30%            5.30%            5.30%            5.30%            5.30%            5.30%

Total Cost of Goods Sold            92,638,706       92,638,706       92,638,706       92,638,706       92,638,706       92,638,706

Gross Profit                     1,504,466,594    1,504,466,594    1,504,466,594    1,504,466,594    1,504,466,594    1,504,466,594
% of Total Sales                         94.20%           94.20%           94.20%           94.20%           94.20%           94.20%

       Operating Expenses
Sales & Marketing
Advertising & Promotions            60,000,000       60,000,000       60,000,000       60,000,000       60,000,000       60,000,000
Commissions
Entertainment                       15,000,000       15,000,000       15,000,000       15,000,000       15,000,000       15,000,000
Literature                           3,000,000        3,000,000        3,000,000        3,000,000        3,000,000        3,000,000

Total Sales & Marketing Costs       78,000,000       78,000,000       78,000,000       78,000,000       78,000,000       78,000,000
% Total of Sales                          4.88%            4.88%            4.88%            4.88%            4.88%            4.88%


    General & Administrative            Jan-02           Feb-02           Mar-02           Apr-02           May-02           Jun-02
                                        ------           ------           ------           ------           ------           ------
Accounting & Lawyer Fee              2,500,000        2,500,000        2,500,000        2,500,000        2,500,000        2,500,000
Depreciation (4 years)              67,291,667       67,291,667       67,291,667       67,291,667       67,291,667       67,291,667
Insurance                              500,000          500,000          500,000          500,000          500,000          500,000
License and Legal Fees                       -                -                -                -                -                -
Telephone                            1,500,000        1,500,000        1,500,000        1,500,000        1,500,000        1,500,000
Utilities                            1,500,000        1,500,000        1,500,000        1,500,000        1,500,000        1,500,000

Total G & A Costs                   73,291,667       73,291,667       73,291,667       73,291,667       73,291,667       73,291,667
% Total Sales                             4.59%            4.59%            4.59%            4.59%            4.59%            4.59%

Total Operating Expenses           151,291,667      151,291,667      151,291,667      151,291,667      151,291,667      151,291,667
% of Total Sales                          9.47%            9.47%            9.47%            9.47%            9.47%            9.47%

Income From Operations           1,353,174,927    1,353,174,927    1,353,174,927    1,353,174,927    1,353,174,927    1,353,174,927
% of Total Sales                         84.73%           84.73%           84.73%           84.73%           84.73%           84.73%

Liquid Audio Royalty Payment                 -                -                -                -                -                -
LA Royalty Tax Payment                       -                -                -                -                -                -
Loan Interest Payment (9%)                   -                -                -                -                -                -
Total Royalty/Loan Interest                  -                -                -                -                -                -
Payment

Income before Taxes              1,353,174,927    1,353,174,927    1,353,174,927    1,353,174,927    1,353,174,927    1,353,174,927
Taxes on Income                    365,357,230      365,357,230      365,357,230      365,357,230      365,357,230      365,357,230

Net Income After Taxes             987,817,697      987,817,697      987,817,697      987,817,697      987,817,697      987,817,697
% of Total Sales                         61.89%           61.89%           61.89%           61.89%           61.89%           61.89%

  Net Income After Taxes (US$)  $   790,254.16   $   790,254.16   $   790,254.16   $   790,254.16   $   790,254.16   $   790,254.16
   Net Income: (Running Total)  $ 5,093,516.78   $ 5,883,770.94   $ 6,674,025.10   $ 7,464,279.25   $ 8,254,533.41   $ 9,044,787.57

  Liquid Audio Royalty Payment

             LAK Initial Funds  $ 3,820,595.96
              in ths year
           Total Loan from SKM  $            -   $            -   $            -   $            -   $            -   $            -
                 Loan from SKM  $            -   $            -   $            -   $            -   $            -   $            -
         Loan Repayment to SKM  $            -   $            -   $            -   $            -   $            -   $            -
        Depreciation (cash-in)  $    53,833.33   $    53,833.33   $    53,833.33   $    53,833.33   $    53,833.33   $    53,833.33

   3 months Exploratory Period  $            -

       Total Invest For System  $ 2,584,000.00   $ 2,584,000.00   $ 2,584,000.00   $ 2,584,000.00   $ 2,584,000.00   $  2,584,000.0
          Central Repository /  $            -
            additional invest

 Total Initial Funds Available  $ 3,820,595.96

 Total Funds Available Mon. to  $ 4,664,583.45   $ 5,508,770.94   $ 6,352,858.43   $ 7,196,945.92   $ 8,041,033.41   $  8,885,120.9
                          Mon


                                                             LAK Yr 4
Facility Expense/Office rental      10.000.000       10.000.000       10.000.000       10.000.000       10.000.000       10.000.000
fee

Total Fixed Cost of Goods &         84,638,706       84,638,706       84,638,706       84,638,706       84,638,706       84,638,706
Services
% of Total Sales                          5.30%            5.30%            5.30%            5.30%            5.30%            5.30%

Total Cost of Goods Sold            92,638,706       92,638,706       92,638,706       92,638,706       92,638,706       92,638,706

Gross Profit                     1,504,466,594    1,504,466,594    1,504,466,594    1,504,466,594    1,504,466,594    1,504,466,594
% of Total Sales                         94.20%           94.20%           94.20%           94.20%           94.20%           94.20%

       Operating Expenses
Sales & Marketing
Advertising & Promotions            60,000,000       60,000,000       60,000,000       60,000,000       60,000,000       60,000,000
Commissions
Entertainment                       15,000,000       15,000,000       15,000,000       15,000,000       15,000,000       15,000,000
Literature                           3,000,000        3,000,000        3,000,000        3,000,000        3,000,000        3,000,000

Total Sales & Marketing Costs       78,000,000       78,000,000       78,000,000       78,000,000       78,000,000       78,000,000
% Total of Sales                          4.88%            4.88%            4.88%            4.88%            4.88%            4.88%


    General & Administrative            Jul-02           Aug-02           Sep-02           Oct-02           Nov-02           Dec-02
                                        ------           ------           ------           ------           ------           ------
Accounting & Lawyer Fee              2,500,000        2,500,000        2,500,000        2,500,000        2,500,000        2,500,000
Depreciation (4 years)              67,291,667       67,291,667       67,291,667       67,291,667       67,291,667       67,291,667
Insurance                              500,000          500,000          500,000          500,000          500,000          500,000
License and Legal Fees                       -                -                -                -                -                -
Telephone                            1,500,000        1,500,000        1,500,000        1,500,000        1,500,000        1,500,000
Utilities                            1,500,000        1,500,000        1,500,000        1,500,000        1,500,000        1,500,000

Total G & A Costs                   73,291,667       73,291,667       73,291,667       73,291,667       73,291,667       73,291,667
% Total Sales                             4.59%            4.59%            4.59%            4.59%            4.59%            4.59%

Total Operating Expenses           151,291,667      151,291,667      151,291,667      151,291,667      151,291,667      151,291,667
% of Total Sales                          9.47%            9.47%            9.47%            9.47%            9.47%            9.47%

Income From Operations           1,353,174,927    1,353,174,927    1,353,174,927    1,353,174,927    1,353,174,927    1,353,174,927
% of Total Sales                         84.73%           84.73%           84.73%           84.73%           84.73%           84.73%

Liquid Audio Royalty Payment                 -                -                -                -                -                -
LA Royalty Tax Payment                       -                -                -                -                -                -
Loan Interest Payment (9%)                   -                -                -                -                -                -
Total Royalty/Loan Interest                  -                -                -                -                -                -
Payment

Income before Taxes              1,353,174,927    1,353,174,927    1,353,174,927    1,353,174,927    1,353,174,927    1,353,174,927
Taxes on Income                    365,357,230      365,357,230      365,357,230      365,357,230      365,357,230      365,357,230

Net Income After Taxes             987,817,697      987,817,697      987,817,697      987,817,697      987,817,697      987,817,697
% of Total Sales                         61.89%           61.89%           61.89%           61.89%           61.89%           61.89%

  Net Income After Taxes (US$)  $   790,254.16   $   790,254.16   $   790,254.16   $   790,254.16   $   790,254.16  $    790,254.16
   Net Income: (Running Total)  $ 9,835,041.73   $10,625,295.88   $11,415,550.04   $12,205,804.20   $12,996,058.36  $ 13,786,312.51

  Liquid Audio Royalty Payment

             LAK Initial Funds
              in this year
           Total Loan from SKM  $            -   $            -   $            -   $            -   $            -  $             -
                 Loan from SKM  $            -   $            -   $            -   $            -   $            -  $             -
         Loan Repayment to SKM  $            -   $            -   $            -   $            -   $            -  $             -
        Depreciation (cash-in)  $    53,833.33   $    53,833.33   $    53,833.33   $    53,833.33   $    53,833.33  $     53,833.33

   3 months Exploratory Period

       Total Invest For System  $ 2,584,000.00   $ 2,584,000.00   $ 2,584,000.00   $ 2,584,000.00   $ 2,584,000.00  $  2,584,000.00
          Central Repository /
            additional invest

 Total Initial Funds Available

 Total Funds Available Mon. to  $ 9,729,208.39   $10,573,295.88   $11,417,383.37   $12,261,479.87   $13,105,558.36  $13,949,545.53
                          Mon


                                                             LAK Yr 4
Facility Expense/Office rental           120,000,000     0.63%
fee

Total Fixed Cost of Goods &            1,015,664,471     5.30%
Services
% of Total Sales                               5.30%

Total Cost of Goods Sold               1,111,664,471     5.80%

Gross Profit                          18,053,599,129    94.20%
% of Total Sales                              94.20%

       Operating Expenses
Sales & Marketing
Advertising & Promotions                 720,000,000     3.76%
Commissions                                       30     0.00%
Entertainment                            180,000,000     0.94%
Literature                                36,000,000     0.19%

Total Sales & Marketing Costs            936,000,000     4.88%
% Total of Sales                               4.88%

                                                          % of
    General & Administrative                             Total
                                              Year 4     Sales
                                              ------     -----
Accounting & Lawyer Fee                   30,000,000     0.16%
Depreciation (4 years)                   807,500,000     4.21%
Insurance                                  6,000,000     0.03%
License and Legal Fees                             -     0.00%
Telephone                                 18,000,000     0.09%
Utilities                                 18,000,000     0.09%

Total G & A Costs                        879,500,000     4.59%
% Total Sales                                  4.59%

Total Operating Expenses               1,815,500,000     9.47%
% of Total Sales                               9.47%

Income From Operations                16,238,099,129    84.73%
% of Total Sales                              84.73%

Liquid Audio Royalty Payment                       -     0.00%
LA Royalty Tax Payment                             -     0.00%
Loan Interest Payment (9%)                         -     0.00%
Total Royalty/Loan Interest                        -     0.00%
Payment

Income before Taxes                   16,238,099,129    84.73%
Taxes on Income                        4,384,286,765

Net Income After Taxes                11,853,812,364    61.89%
% of Total Sales                              61.89%

  Net Income After Taxes (US$)          9,483,049.89
   Net Income: (Running Total)

  Liquid Audio Royalty Payment                     -

             LAK Initial Funds
           Total Loan from SKM
                 Loan from SKM
         Loan Repayment to SKM
        Depreciation (cash-in)

   3 months Exploratory Period

       Total Invest For System
          Central Repository /
            additional invest.

 Total Initial Funds Available

 Total Funds Available Mon. to
                          Mon.

                                    LAK Yr 5


                               Liquid Audio Korea

TMC
---
Max Capacity of TMC (Albums)             241,920  * based on 2 CDs sold per hour
Total Albums                             241,920    at 28 music stations with 12
                                                    hour days, 30 day months
                                                    and for 12 months.
Percentage of capacity utilized              70%
Total Albums Sold                        169,344                 470 per day
Total Songs Sold                       2,032,128  * based on 12 song albums.

Sale Price Per Song                        1,200  Won
                                     -----------

                                          50,000
                                     41.66666667


                                                                       Budget - Year One

Number of TMCs                               25             25             25             25              25             25

Sales in Units                           Jan-03         Feb-03         Mar-03         Apr-03          May-03         Jun-03
                                         ------         ------         ------         ------          ------         ------
Song Units Sold                       4,233,600      4,233,600      4,233,600      4,233,600       4,233,600      4,233,600
Prepaid Accounts                         10,000         10,000         10,000         10,000          10,000         10,000
Total Unit Sales                      4,243,600      4,243,600      4,243,600      4,243,600       4,243,600      4,243,600

Sales Revenue
TMC Network
 Reporting Fee (LOC) 17%            863,654,400    863,654,400    863,654,400    863,654,400     863,654,400    863,654,400
 Distribution Fee (LAK) 12%         609,638,400    609,638,400    609,638,400    609,638,400     609,638,400    609,638,400
PrePaid Membership Accounts
 29% per account                    116,000,000    116,000,000    116,000,000    116,000,000     116,000,000    116,000,000
M.O.D. System Sales                           -              -              -              -               -              -
Music Server Software Sales                   -              -              -              -               -              -
Maintenance fee (20% of
software)                             7,812,500      7,812,500      7,812,500      7,812,500       7,812,500      7,812,500
Total Sales: Korean Won           1,597,105,300  1,597,105,300  1,597,105,300  1,597,105,300   1,597,105,300  1,597,105,300
Total Sales: US Dollar               $1,330.921     $1,330.921     $1,330.921     $1,330.921      $1,330.921     $1,330.921

Cost of Goods Sold                       Jan-03         Feb-03         Mar-03         Apr-03         May-03          Jun-03
                                         ------         ------         ------         ------         ------          ------
Connection Cost (2 E1 lines)          8,000,000      8,000,000      8,000,000      8,000,000       8,000,000      8,000,000
M.O.D. System Costs                           -              -              -              -               -              -
Music Server Software Cost                    -              -              -              -               -              -
Total Variable COGS                   8,000,000      8,000,000      8,000,000      8,000,000       8,000,000      8,000,000
 % of Total Sales                         0.50%          0.50%          0.50%          0.50%           0.50%          0.50%

Fixed Cost of Goods & Services
LAK Staff Salaries
 President/Managing Director          9,754,410      9,754,410      9,754,410      9,754,410       9,754,410      9,754,410
 Vice President                       8,535,108      8,535,108      8,535,108      8,535,108       8,535,108      8,535,108
  Secretary (Pres.&VP)                1,823,611      1,823,611      1,823,611      1,823,611       1,823,611      1,823,611
Director                              7,315,807      7,315,807      7,315,807      7,315,807       7,315,807      7,315,807
Office Mger                           3,340,278      3,340,278      3,340,278      3,340,278       3,340,278      3,340,278
  1 Staff (Personnel & General Ad.)   2,708,333      2,708,333      2,708,333      2,708,333       2,708,333      2,708,333
  1 Assistant Staff (Account)         1,697,222      1,697,222      1,697,222      1,697,222       1,697,222      1,697,222
Team Mger Of Content                  4,243,056      4,243,056      4,243,056      4,243,056       4,243,056      4,243,056
  Staff 1                             2,708,333      2,708,333      2,708,333      2,708,333       2,708,333      2,708,333
  Staff 2                             2,347,222      2,347,222      2,347,222      2,347,222       2,347,222      2,347,222
Team Mger Of Marketing & Sales        4,243,056      4,243,056      4,243,056      4,243,056       4,243,056      4,243,056
  Staff 1 (marketing)                 3,159,722      3,159,722      3,159,722      3,159,722       3,159,722      3,159,722
  Staff 2 (marketing)                 2,347,222      2,347,222      2,347,222      2,347,222       2,347,222      2,347,222
 Web Master                           2,708,333      2,708,333      2,708,333      2,708,333       2,708,333      2,708,333
 Web Staff                            2,347,222      2,347,222      2,347,222      2,347,222       2,347,222      2,347,222
Team Mger System Operations           4,243,056      4,243,056      4,243,056      4,243,056       4,243,056      4,243,056
 System Engineer                      2,708,333      2,708,333      2,708,333      2,708,333       2,708,333      2,708,333
 1 System Staff                       2,347,222      2,347,222      2,347,222      2,347,222       2,347,222      2,347,222
 Encoding staff 1                     2,708,333      2,708,333      2,708,333      2,708,333       2,708,333      2,708,333
 Encoding staff 1                     2,347,222      2,347,222      2,347,222      2,347,222       2,347,222      2,347,222
Clerk                                 1,697,222      1,697,222      1,697,222      1,697,222       1,697,222      1,697,222
 Receptionist                         1,697,222      1,697,222      1,697,222      1,697,222       1,697,222      1,697,222

                                                                         Budget - Year One

Number of TMCs                               25             25             25             25             25             25

Sales in Units                           Jul-03         Aug-03         Sep-03         Oct-03         Nov-03         Dec-03
                                         ------         ------         ------         ------         ------         ------
Song Units Sold                       4,233,600      4,233,600      4,233,600      4,233,600      4,233,600      4,233,600
Prepaid Accounts                         10,000         10,000         10,000         10,000         10,000         10,000
Total Unit Sales                      4,243,600      4,243,600      4,243,600      4,243,600      4,243,600      4,243,600

Sales Revenue
TMC Network
 Reporting Fee (LOC) 17%            863,654,400    863,654,400    863,654,400    863,654,400    863,654,400    863,654,400
 Distribution Fee (LAK) 12%         609,638,400    609,638,400    609,638,400    609,638,400    609,638,400    609,638,400
PrePaid Membership Accounts
 29% per account                    116,000,000    116,000,000    116,000,000    116,000,000    116,000,000    116,000,000
M.O.D. System Sales                           -              -              -              -              -              -
Music Server Software Sales                   -              -              -              -              -              -
Maintenance fee (20% of
software)                             7,812,500      7,812,500      7,812,500      7,812,500      7,812,500      7,812,500
Total Sales: Korean Won           1,597,105,300  1,597,105,300  1,597,105,300  1,597,105,300  1,597,105,300  1,597,105,300
Total Sales: US Dollar               $1,330.921     $1,330.921     $1,330.921     $1,330.921     $1,330.921     $1,330.921

Cost of Goods Sold                       Jan-03         Jan-03         Jan-03         Jan-03         Jan-03         Jan-03
                                         ------         ------         ------         ------         ------         ------
Connection Cost (2 E1 lines)          8,000,000      8,000,000      8,000,000      8,000,000      8,000,000      8,000,000
M.O.D. System Costs                           -              -              -              -              -              -
Music Server Software Cost                    -              -              -              -              -              -
Total Variable COGS                   8,000,000      8,000,000      8,000,000      8,000,000      8,000,000      8,000,000
 % of Total Sales                         0.50%          0.50%          0.50%          0.50%          0.50%          0.50%

Fixed Cost of Goods & Services
LAK Staff Salaries
 President/Managing Director          9,754,410      9,754,410      9,754,410      9,754,410      9,754,410      9,754,410
 Vice President                       8,535,108      8,535,108      8,535,108      8,535,108      8,535,108      8,535,108
  Secretary (Pres. & VP)              1,823,611      1,823,611      1,823,611      1,823,611      1,823,611      1,823,611
Director                              7,315,807      7,315,807      7,315,807      7,315,807      7,315,807      7,315,807
Office Mger                           3,340,278      3,340,278      3,340,278      3,340,278      3,340,278      3,340,278
  1 Staff (Personnel & General Ad.)   2,708,333      2,708,333      2,708,333      2,708,333      2,708,333      2,708,333
  1 Assistant Staff (Account)         1,697,222      1,697,222      1,697,222      1,697,222      1,697,222      1,697,222
Team Mger Of Content                  4,243,056      4,243,056      4,243,056      4,243,056      4,243,056      4,243,056
  Staff 1                             2,708,333      2,708,333      2,708,333      2,708,333      2,708,333      2,708,333
  Staff 2                             2,347,222      2,347,222      2,347,222      2,347,222      2,347,222      2,347,222
Team Mger Of Marketing & Sales        4,243,056      4,243,056      4,243,056      4,243,056      4,243,056      4,243,056
  Staff 1 (marketing)                 3,159,722      3,159,722      3,159,722      3,159,722      3,159,722      3,159,722
  Staff 2 (marketing)                 2,347,222      2,347,222      2,347,222      2,347,222      2,347,222      2,347,222
 Web Master                           2,708,333      2,708,333      2,708,333      2,708,333      2,708,333      2,708,333
 Web Staff                            2,347,222      2,347,222      2,347,222      2,347,222      2,347,222      2,347,222
Team Mger System Operations           4,243,056      4,243,056      4,243,056      4,243,056      4,243,056      4,243,056
 System Engineer                      2,708,333      2,708,333      2,708,333      2,708,333      2,708,333      2,708,333
 1 System Staff                       2,347,222      2,347,222      2,347,222      2,347,222      2,347,222      2,347,222
 Encoding staff 1                     2,708,333      2,708,333      2,708,333      2,708,333      2,708,333      2,708,333
 Encoding staff 1                     2,347,222      2,347,222      2,347,222      2,347,222      2,347,222      2,347,222
Clerk                                 1,697,222      1,697,222      1,697,222      1,697,222      1,697,222      1,697,222
 Receptionist                         1,697,222      1,697,222      1,697,222      1,697,222      1,697,222      1,697,222

                                              Budget - Year One

Number of TMCs                                      % of Total

Sales in Units                                 Year 5          Sales
                                               ------          -----
Song Units Sold                            50,803,200
Prepaid Accounts                              120,000
Total Unit Sales                           50,923,200        100.00%

Sales Revenue
TMC Network
 Reporting Fee (LOC) 17%               10,363,852,800         54.08%
 Distribution Fee (LAK) 12%             7,315,660,800         38.17%
PrePaid Membership Accounts
 29% per account                        1,392,000,000          7.26%
M.O.D. System Sales                                 -          0.00%
Music Server Software Sales                         -          0.00%
Maintenance fee (20% of
software)                                  93,750,000          0.49%
Total Sales: Korean Won                19,165,263,600        100.00%
Total Sales: US Dollar                    $15,971,053

Cost of Goods Sold                             Year 5          Sales
                                               ------          -----
Connection Cost (2 E1 lines)               96,000,000          0.50%
M.O.D. System Costs                                 -          0.00%
Music Server Software Cost                          -          0.00%
Total Variable COGS                        96,000,000          0.50%
 % of Total Sales                               0.50%

Fixed Cost of Goods & Services
LAK Staff Salaries
 President/Managing Director              117,052,917          0.61%
 Vice President                           102,421,302          0.53%
  Secretary (Pres. & VP)                   21,883,233          0.11%
Director                                   87,789,687          0.46%
Office Mger                                40,083,333          0.21%
  1 Staff (Personnel & General Ad.)        32,500,000          0.17%
  1 Assistant Staff (Account)              20,366,667          0.11%
Team Mger Of Content                       50,916,667          0.27%
  Staff 1                                  32,500,000          0.17%
  Staff 2                                  28,166,667          0.15%
Team Mger Of Marketing & Sales             50,916,667          0.27%
  Staff 1 (marketing)                      37,916,667          0.20%
  Staff 2 (marketing)                      28,166,667          0.15%
 Web Master                                32,500,000          0.17%
 Web Staff                                 28,166,667          0.15%
Team Mger System Operations                50,916,667          0.27%
 System Engineer                           32,500,000          0.17%
 1 System Staff                            28,166,667          0.15%
 Encoding staff 1                          32,500,000          0.17%
 Encoding staff 1                          28,166,667          0.15%
Clerk                                      20,366,667          0.11%
 Receptionist                              20,366,667          0.11%


                                                                              LAK Yr 5
Facility Expense/Office rental
fee                                 10,000,000      10,000,000      10,000,000      10,000,000      10,000,000      10,000,000

Total Fixed Cost of Goods &
Services                            87,027,548      87,027,548      87,027,548      87,027,548      87,027,548      87,027,548
% of Total Sales                          5.45%           5.45%           5.45%           5.45%           5.45%           5.45%

Total Cost of Goods Sold            95,027,548      95,027,548      95,027,548      95,027,548      95,027,548      95,027,548

Gross Profit                     1,502,077,752   1,502,077,752   1,502,077,752   1,502,077,752   1,502,077,752   1,502,077,752
% of Total Sales                         94.05%          94.05%          94.05%          94.05%          94.05%          94.05%

Operating Expenses
Sales & Marketing
Advertising & Promotions            60,000,000      60,000,000      60,000,000      60,000,000      60,000,000      60,000,000
Commissions
Entertainment                       15,000,000      15,000,000      15,000,000      15,000,000      15,000,000      15,000,000
Literature                           3,000,000       3,000,000       3,000,000       3,000,000       3,000,000       3,000,000

Total Sales & Marketing Costs       78,000,000      78,000,000      78,000,000      78,000,000      78,000,000      78,000,000
% Total of Sales                          4.88%           4.88%           4.88%           4.88%           4.88%           4.88%

General & Administrative                Jan-03          Feb-03          Mar-03          Apr-03          May-03          Jun-03
                                        ------          ------          ------          ------          ------          ------
Accounting & Lawyer Fee              2,500,000       2,500,000       2,500,000       2,500,000       2,500,000       2,500,000
Depreciation (4 years)              62,500,000      62,500,000      45,833,333      45,833,333      45,833,333      45,833,333
Insurance                              500,000         500,000         500,000         500,000         500,000         500,000
License and Legal Fees                       -               -               -               -               -               -
Telephone                            1,500,000       1,500,000       1,500,000       1,500,000       1,500,000       1,500,000
Utilities                            1,500,000       1,500,000       1,500,000       1,500,000       1,500,000       1,500,000

Total G & A Costs                   68,500,000      68,500,000      51,833,333      51,833,333      51,833,333      51,833,333
% Total Sales                             4.29%           4.29%           3.25%           3.25%           3.25%           3.25%

Total Operating Expenses           146,500,000     146,500,000     129,833,333     129,833,333     129,833,333     129,833,333
% of Total Sales                          9.17%           9.17%           8.13%           8.13%           8.13%           8.13%

Income From Operations           1,355,577,752   1,355,577,752   1,372,244,419   1,372,244,419   1,372,244,419   1,372,244,419
% of Total Sales                         84.88%          84.88%          85.92%          85.92%          85.92%          85.92%

Liquid Audio Royalty Payment                 -               -               -               -               -               -
LA Royalty Tax Payment                       -               -               -               -               -               -
Loan Interest Payment (9%)                   -               -               -               -               -               -
Total Royalty/Loan Interest
Payment                                      -               -               -               -               -               -

Income before Taxes              1,355,577,752   1,355,577,752   1,372,244,419   1,372,244,419   1,372,244,419   1,372,244,419
Taxes on Income                    366,005,993     366,005,993     370,505,993     370,505,993     370,505,993     370,505,993

Net Income After Taxes             989,571,759     989,571,759   1,001,738,426   1,001,738,426   1,001,738,426   1,001,738,426
% of Total Sales                         61.96%          61.96%          62.72%          62.72%          62.72%          62.72%

Net Income After Taxes (US$)    $   791,657.41  $   791,657.41  $   801,390.74  $   801,390.74  $   801,390.74  $   801,390.74
Net Income: (Running Total)     $14,577,969.92  $15,369,627.33  $16,171,018.07  $16,972,408.81  $17,773,799.55  $18,575,190.29

Liquid Audio Royalty Payment

LAK Initial Funds in this year  $13,949,645.85
Total Loan from SKM             $            -  $            -  $            -  $            -  $            -  $            -
Loan from SKM                   $            -  $            -  $            -  $            -  $            -  $            -
Loan Repayment to SKM           $            -  $            -  $            -  $            -  $            -  $            -
Depreciation (cash-in)          $    50,000.00  $    50,000.00  $    36,666.67  $    36,666.67  $    36,666.67  $    36,666.67

3 months Exploratory Period     $            -

Total Invest For System         $ 2,400,000.00  $ 2,400,000.00  $ 1,760,000.00  $ 1,760,000.00  $ 1,760,000.00  $ 1,760,000.00
Central Repository / additional
invest                          $            -

Total Initial Funds Available   $13,949,645.85

Total Funds Available Mon. to
Mon                             $4,791,303.23   $15,632,960.66  $ 16,471,018.07   $17,309,073.48  $18,147,132.88  $18,985,190.29

                                                                              LAK Yr 5
Facility Expense/Office rental
fee                                10,000,000       10,000,000      10,000,000      10,000,000      10,000,000      10,000,000



Total Fixed Cost of Goods &
Services                            87,027,548      87,027,548      87,027,548      87,027,548      87,027,548      87,027,548
% of Total Sales                          5.45%           5.45%           5.45%           5.45%           5.45%           5.45%

Total Cost of Goods Sold            95,027,548      95,027,548      95,027,548      95,027,548      95,027,548      95,027,548

Gross Profit                     1,502,077,752   1,502,077,752   1,502,077,752   1,502,077,752   1,502,077,752   1,502,077,752
% of Total Sales                         94.05%          94.05%          94.05%          94.05%          94.05%          94.05%

Operating Expenses
Sales & Marketing
Advertising & Promotions            60,000,000      60,000,000      60,000,000      60,000,000      60,000,000      60,000,000
Commissions
Entertainment                       15,000,000      15,000,000      15,000,000      15,000,000      15,000,000      15,000,000
Literature                           3,000,000       3,000,000       3,000,000       3,000,000       3,000,000       3,000,000

Total Sales & Marketing Costs       78,000,000      78,000,000      78,000,000      78,000,000      78,000,000      78,000,000
% Total of Sales                          4.89%           4.89%           4.89%           4.89%           4.89%           4.89%

General & Administrative                Jul-03          Aug-03          Sep-03          Oct-03          Nov-03          Dec-03
                                        ------          ------          ------          ------          ------          ------
Accounting & Lawyer Fee              2,500,000       2,500,000       2,500,000       2,500,000       2,500,000       2,500,000
Depreciation (4 years)              45,833,333      45,833,333      45,833,333      45,833,333      45,833,333      45,833,333
Insurance                              500,000         500,000         500,000         500,000         500,000         500,000
License and Legal Fees                       -               -               -               -               -               -
Telephone                            1,500,000       1,500,000       1,500,000       1,500,000       1,500,000       1,500,000
Utilities                            1,500,000       1,500,000       1,500,000       1,500,000       1,500,000       1,500,000

Total G & A Costs                   51,833,333      51,833,333      51,833,333      51,833,333      51,833,333      51,833,333
% Total Sales                             3.25%           3.25%           3.25%           3.25%           3.25%           3.29%

Total Operating Expenses           129,833,333     129,833,333     129,833,333     129,833,333     129,833,333     129,833,333
% of Total Sales                          8.13%           8.13%           8.13%           8.13%           8.13%           8.13%

Income From Operations           1,372,244,419   1,372,244,419   1,372,244,419   1,372,244,419   1,372,244,419   1,372,244,419
% of Total Sales                         85.92%          85.92%          85.92%          85.92%          85.92%          85.92%

Liquid Audio Royalty Payment                 -               -               -               -               -               -
LA Royalty Tax Payment                       -               -               -               -               -               -
Loan Interest Payment (9%)                   -               -               -               -               -               -
Total Royalty/Loan Interest                  -               -               -               -               -               -
Payment

Income before Taxes              1,372,244,419   1,372,244,419   1,372,244,419   1,372,244,419   1,372,244,419   1,372,244,419
Taxes on Income                    370,505,993     370,505,993     370,505,993     370,505,993     370,505,993     370,505,993

Net Income After Taxes           1,001,738,426   1,001,738,426   1,001,738,426     1,001,738,426 1,001,738,426   1,001,738,426
% of Total Sales                         62.72%          62.72%          62.72%          62.72%          62.72%          62.72%

Net Income After Taxes (US$)    $   801,390.74  $   801,390.74  $   801,390.74   $  801,390.74  $   801,390.74  $   801,390.74
Net Income: (Running Total)     $19,376,581.03  $20,177,971.77  $20,979,362.51   $1,780,753.25  $22,582,144.00  $23,383,534.74

Liquid Audio Royalty Payment

LAK Initial Funds in this year
Total Loan from SKM             $            -  $            -  $            -   $           -  $            -  $            -
Loan from SKM                   $            -  $            -  $            -   $           -  $            -  $            -
Loan Repayment to SKM           $            -  $            -  $            -   $           -  $            -  $            -
Depreciation (cash-in)          $    36,666.67  $    36,666.67  $    36,666.67   $   36,666.67  $    36,666.67  $    36,666.67

3 months Exploratory Period

Total Invest For System         $ 1,760,000.00  $ 1,760,000.00  $ 1,760,000.00   $1,760,000.00  $ 1,760,000.00  $ 1,760,000.00
Central Repository / additional
invest

Total Initial Funds Available

Total Funds Available Mon. to
Mon                              $19,823,247.70  $20,661,305.51  $21,499,362.31  $22,337,419.92  $23,175,477.31  $24,513,534.34

                                                            LAK Yr 5
Facility Expense/Office rental                    120,000                0.63%
fee

Total Fixed Cost of Goods &                 1,044,330,572                5.45%
Services
% of Total Sales                                     5.45%

Total Cost of Goods Sold                    1,140,330,572                5.95%

Gross Profit                               18,024,933,028               94.05%
% of Total Sales                                    94.05%

Operating Expenses
Sales & Marketing
Advertising & Promotions                      720,000,000                3.76%
Commissions                                            30                0.00%
Entertainment                                 180,000,000                0.94%
Literature                                     36,000,000                0.19%

Total Sales & Marketing Costs                 936,000,000                4.88%
% Total of Sales                                     4.88%

                                                                    % of Total
General & Administrative                           Year 5                Sales
                                                   ------                -----
Accounting & Lawyer Fee                        30,000,000                0.16%
Depreciation (4 years)                        583,333,333                3.04%
Insurance                                       6,000,000                0.03%
License and Legal Fees                                  -                0.00%
Telephone                                      18,000,000                0.09%
Utilities                                      18,000,000                0.09%

Total G & A Costs                             655,333,333                3.42%
% Total Sales                                        3.42%

Total Operating Expenses                    1,591,333,333                8.30%
% of Total Sales                                     8.30%

Income From Operations                     16,433,599,695               85.79%
% of Total Sales                                    85.75%

Liquid Audio Royalty Payment                            -                0.00%
LA Royalty Tax Payment                                  -                0.00%
Loan Interest Payment (9%)                              -                0.00%
Total Royalty/Loan Interest                             -                0.00%
Payment

Income before Taxes                        16,433,599,695               85.75%
Taxes on Income                             4,437,071,918               23.15%

Net Income After Taxes                     11,996,527,777               62.60%
% of Total Sales                                     62.6%

Net Income After Taxes (US$)     $           9,597,222.22
Net Income: (Running Total)

Liquid Audio Royalty Payment     $                      -

LAK Initial Funds in this year
Total Loan from SKM              $                      -
Loan from SKM                    $                      -
Loan Repayment to SKM            $                      -
Depreciation (cash-in)           $             466,666.67

3 months Exploratory Period

Total Invest For System
Central Repository / additional
invest.

Total Initial Funds Available

Total Funds Available Mon. to
Mon.